INDENTURE OF LEASE
                               ------------------

                                 EAGLEWOOD SHOPS
                                 ---------------

       THIS INDENTURE OF LEASE made as of the 24th day of February, 2005, by and between EAGLEWOOD PROPERTIES, LLC, a Massachusetts limited liability company having a mailing address P.O. Box 337 Topsfield, MA 01983 (hereinafter referred to as the "Landlord"), of the one part, and the tenant named in Section 1.1(a) below (hereinafter referred to as the "Tenant"), of the other part.

                              W I T N E S S E T H:
                              --------------------

                                   ARTICLE I.
                                   Basic Data
                                   ----------

       Section 1.1. The following sets forth basic data hereinafter referred to in this lease, and, where appropriate, constitute definitions of the terms hereinafter listed.

       (a) The Tenant: Georgetown Savings Bank, a federally chartered savings bank with a last and usual place of business of 2 East Main Street, Georgetown, MA 01833

         (b) Present Mailing Address of the Tenant 2 East Main Street, Georgetown, MA 01833

         (c) The Tenant's Trade Name: Georgetown Savings Bank

         (d) Lease Term: Commencing on the Commencement Date (as that term is herein defined) and expiring on January 31, next following the 10th anniversary of the Commencement Date.

       (e) Commencement Date: Such date as is determined pursuant to Section 3.2 hereof.

       (f) Minimum Rent Payment:
              Year           Annual Minimum Rent        Monthly Minimum Rent
              ----           -------------------        --------------------
              1-5            $102,200.00                $8,516.67
              6-10           $117.530.00                $9,794.17


         (g) Intentionally Omitted.

         (h) Use: Only as a Savings Bank and related financial services and for no other purpose, without the express consent of the landlord, which shall not be unreasonably withheld.

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         (i) Security Deposit: None

         (j) Guarantor of the Tenant's Obligations: None

         (k) Anticipated Delivery Date: May 2005

                                   ARTICLE II.
                                    Premises

         Section 2.1. The Landlord hereby leases to the Tenant and the Tenant hereby leases from the Landlord, upon and subject to the terms and provisions of this lease, the premises (hereinafter referred to as the "demised premises") shown on Exhibit "A" hereto annexed and made a part hereof as Georgetown Savings Bank containing approximately 4,140 square feet of total area and containing approximately 2,437 square feet of interior floor area, (as may be varied depending upon the number of approved drive through tellers, not to exceed two), in the area designated "Eaglewood Shops" on said Exhibit "A". The Eaglewood Shops includes the shopping center located in the Town of North Andover, County of Essex, Commonwealth of Massachusetts, the initial boundaries of which are delineated on said Exhibit "A". For purposes of this lease, the demised premises shall include the drive through teller areas, driveways and structures as shown on the attached exhibit "A". Prior to the Commencement Date, the Tenant's Architect shall measure the premises to determine the actual area of the drive through, the total area of the interior of the premises and the total combined area. The interior premises shall be measured from the exterior of the outside walls and from the center of common demising walls. Subject to Landlord's consent, these determinations shall be reduced to writing and made an Exhibit to this original lease and any counterparts. The measurements in said Exhibit shall control in the determination of the Tenant's share of common area expenses and additional rent hereunder.

         Excepting and reserving to the Landlord the roof and exterior walls of the building or buildings of which the demised premises are a part; and further reserving to the Landlord the right to place above the dropped ceiling and/or below the finished floor in the demised premises (in such manner as to reduce to a minimum the interference with the Tenant's use of the demised premises) utility lines, pipes, and the like, to serve premises other than the demised premises, and to replace and maintain and repair such utility lines, pipes and the like in, over and upon the demised premises as may have been installed in said building or buildings. Any such right to install or place utilities and the like above the ceiling of the demised premises shall take into account Tenant's requirements and those of its regulators, insurers and consultants regarding the security of its site as a bank. Except in the case of an emergency, which shall mean immediate peril of human life or property, in which event Landlord shall attempt if reasonably possible to give Tenant telephone notice, (Tenant shall furnish an emergency phone list to Landlord which it shall update as necessary), any access to said space shall only be on notice to and with the express consent of the Tenant. The Tenant shall have the right to place such alarms and security devices in this area as it shall see fit. The Tenant shall not be required to provide the landlord with any codes or other relevant information in regard to said security devices, but will cooperate with the landlord to give access on reasonable request.

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                                  ARTICLE III.
                                  Term of Lease

         Section 3.1. TO HAVE AND TO HOLD the demised premises unto the Tenant for the term specified in Section 1.1(d) hereof, as may be extended, unless sooner terminated as provided herein.

         Section 3.2. The term hereof shall commence on the earlier to occur of the following dates (the "Commencement Date"): (i) 120 days after delivery of the Demised Premises by Landlord; or (ii) the date that the Tenant first opens for business in the demised premises. It shall be a condition of the Commencement Date that the common areas of the Shopping Center shall be substantially complete so as to permit Tenant to open its business in the demised premises. The parties hereto agree, upon demand of the other, to execute a supplemental instrument expressing the Commencement Date of the term hereof when the Commencement Date has been determined. Tenant agrees that upon execution of this Lease, it shall diligently pursue the obtaining of all permits required for the construction and operation of the demised premises in accordance with the following schedule:

         (a) Tenant shall supply construction drawings, including the Drive through teller area and related structures for Landlord's approval no later than March 15, 2005 ;

         (b) Landlord shall provide tenant with its written approval or disapproval of tenant's construction drawings within 10 days. In the event that the landlord does not approve the drawings as submitted, the Landlord shall provide the Tenant with a written explanation of the portions of the drawings that it does not approve. Any such review shall be at the sole expense of the Landlord.

         (b) Within 10 days following Landlord's approval, Tenant shall file all documents necessary with the Town of North Andover to obtain a building permit for the performance of Tenant's work.

         In the event that the Tenant discovers any latent defect in the premises that causes a material delay in Tenant's construction and that is not of Tenant's creation, Tenant shall be entitled to extend the completion date for a period of time that the defect causes a delay in Tenant's construction.

         The Tenant shall have the right to terminate the provisions of this lease if the landlord has not delivered the property within twelve months of the execution of this lease agreement. If the premises are destroyed by fire or other casualty and are not restored to deliverable condition by a date twelve months from the date of this lease agreement the tenant shall have a right to terminate the provisions of this lease. In each case the right to terminate shall be exercised in writing within 30 days of the date that it accrues and any such termination shall be without recourse to either party.

         Section 3.3. The Tenant, prior to the Commencement Date, shall be permitted to install fixtures and other equipment, and do other work, provided, however, that such activities of the Tenant shall not unreasonably interfere with construction work of the Landlord or the conduct of business or construction work of other tenants or occupants in the Shopping Center. Should the Tenant install such fixtures or equipment prior to the commencement date hereunder nothing contained herein shall create a landlord's lien against said fixtures or equipment. The Tenant shall be entitled to remove such fixtures or equipment prior to the Commencement date and the Landlord shall not interfere with their removal. In connection with the removal of such fixtures and equipment the Tenant shall repair any damage done to the subject premises.

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         Section  3.4.  The  demised  premises  shall be  deemed to be ready for occupancy by the Tenant on the date there is sent to the Tenant a certificate by the Landlord or the Landlord's architect or the Landlord's Representative to the effect that the Landlord has substantially completed all of the Landlord's work described in Exhibit "B", hereto annexed and made a part hereof, with respect to the demised premises, which certificate shall be subject to the reasonable approval by the Tenant's architect or engineer. "Substantially Completed" as used in this ARTICLE III being hereby defined to mean completed in such fashion as to enable the Tenant, upon performance of the work to be done by the Tenant, to open its facility for business in the normal course.

         Section 3.5. Promptly after the demised premises are made ready for occupancy by the Tenant, the Tenant shall perform at its own cost and expense all of the Tenant's work set forth in Exhibit "B", hereto annexed and made a part hereof, shall equip the demised premises with new trade fixtures and all personal property necessary or proper for the operation of the Tenant's business, and shall open for business as soon thereafter as possible but in no event later than the Commencement Date. Except as herein specifically set forth, in the event the Tenant shall have failed to complete the Tenant's work and to have opened the demised premises for business on or before the Commencement Date, then all of the Tenant's charges shall nevertheless commence on the Commencement Date at the rates specified in this lease, except that from and after the date that is forty five (45) days after the Commencement Date minimum rent shall then increase to and be payable at the rate of 1.25 times the monthly amount of the Tenant's initial minimum rent per day until the Tenant shall open for business.

                                   ARTICLE IV.
                                  Minimum Rent

         Section 4.1. The Tenant covenants and agrees to pay without notice, demand or offset to the Landlord, at the Landlord's office in Topsfield, Massachusetts, or at such place as the Landlord shall from time to time designate in writing, minimum rent for the demised premises at the rate specified in Section 1.1(f) hereof, and proportionately at such rate for any partial month, which minimum rent shall be paid monthly, in advance, on the first day of each and every calendar month during the term hereof, the first such payment to be made upon the Commencement Date. For and with respect to each installment of minimum rent that is not paid within ten (10) business days after the date when due, the Tenant shall pay to the Landlord on demand, as additional rent, a late charge in an amount equal to five percent (5%) of the past due amount for the purpose of defraying Landlord's administrative expenses relative to handling such overdue payment.

                                   ARTICLE V.
                              Intentionally Omitted


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                                   ARTICLE VI.
                                  Construction

         Section 6.1. The Landlord shall construct, at the Landlord's sole cost and expense, on the site of the Shopping Center, the building in which the demised premises are to be located, the demised premises to be constructed substantially in accordance with the specifications set forth in that part of Exhibit "B" entitled "Description of the Landlord's Work". Said Exhibit "B" is hereby incorporated herein by reference and made a part hereof with the same force and effect as if the same were set out herein. Certain details of the construction of the Shopping Center may change, including the area, height and number of levels above or below grade, but, subject to other provisions of this lease. Nothing in Exhibit "A" shall be treated as a representation that any or all of the buildings for which provision is made thereon shall be constructed, or that such buildings will be located, precisely within the areas shown on Exhibit "A", or that such buildings will be of the dimensions or shapes shown, it being the intention of Exhibit "A" only generally to show diagrammatically, rather than precisely, the possible development of the Shopping Center as presently contemplated.

         Notwithstanding the provisions of the aforegoing paragraph, the Landlord represents to the Tenant that the buildings shall conform substantially to the representation as contained in "Exhibit A". No variation from Exhibit A shall materially affect the access to or the visibility of the Demised Premises.

                                  ARTICLE VII.
                             Additional Rent - Taxes

         Section 7.1. The term "Taxes" is hereby defined to mean all general and special taxes, including existing and future assessments for road, sewer, utility and other local improvements and other governmental charges which may be lawfully charged, assessed, or imposed upon all or any portion of the Landlord's Tract (which term shall mean the entire Shopping Center on both land and any or all improvements contained therein.) Nothing contained herein shall be construed to include as "Taxes" any income, inheritance, estate, succession, transfer, gift, franchise, corporation, net profit tax, or capital levy or any other tax that is measured exclusively in any manner by the income or profit of the Landlord The Landlord shall pay, or cause to be paid, before the same become delinquent, all Taxes, provided however, that if authorities having jurisdiction assess Taxes on the Landlord's Tract and/or the improvements contained therein which the Landlord deems excessive, the Landlord may defer compliance therewith to the extent permitted by the laws of The Commonwealth of Massachusetts so long as the validity or amount thereof is contested by the Landlord in good faith and so long as the Tenant's occupancy of the demised premises is not disturbed or threatened.

         Section 7.2. The Tenant shall pay all taxes which may be lawfully charged, assessed, or imposed upon all fixtures and equipment of every type and also upon all personal property in the demised premises, and the Tenant shall pay all license fees and other charges which may lawfully be imposed upon the business of the Tenant conducted upon the demised premises.


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         Section 7.3. The Tenant  shall,  during the term of this lease,  pay to the Landlord that portion of the Taxes (as defined in Section 7.1 hereof) as shall result from multiplying the same by a fraction, the numerator of which is the total square footage of floor area of the interior portion of the demised premises and the denominator of which is the total square footage of leased (but not less than eighty percent (80%) of the total square footage of leasable) floor area of all buildings located on the Landlord's Tract as of the first day of each applicable tax year during the term hereof; provided, however, if any buildings located on the Landlord's Tract (and any land appurtenant thereto) are now or hereafter separately owned or assessed, then, at the Landlord's option, the taxes and assessments relating thereto shall be deemed not to be "Taxes" hereunder, and in such event, there shall be excluded from the denominator of such fraction the floor area of such separately owned or assessed building(s). There shall also be excluded from the denominator of such fraction (i) the floor area of non-selling mezzanines (if any), malls if any, passageways, service corridors, shopping center offices, shopping center storage areas, utility rooms, sprinkler rooms, governmental offices, and other non-selling areas.

         The Tenant's fractional share of Taxes shall be equitably adjusted for and with respect to the first and last partial tax years (if any) of the term of this lease. Where the applicable tax bills and computations are not available prior to the end of the term hereof, then a tentative computation shall be made on the basis of the previous year's Taxes payable by the Tenant, with a final adjustment to be made between the Landlord and the Tenant promptly after all bills and computations are available for such period. In connection with any such abatement or refund the Tenant shall be provided with all relevant documents by the Landlord, including, but not limited to, copies of the relevant tax bills.

         The Tenant's pro rata share of Taxes shall be due and payable within ten (10) days after receipt by the Tenant of the Landlord's invoice. However, the Tenant shall make monthly tax deposits with the Landlord (along with payments of minimum rent) in an amount equal to one-twelfth (1/12th) of the Tenant's annual pro rata share of Taxes, with a final adjustment to be made between the parties as soon as said pro rata share has been determined and the Tenant is provided with copies of the relevant tax bills an disclosure of the Landlord's computations. The initial amount of such tax deposits shall be as reasonably estimated by the Landlord; but thereafter, the monthly tax deposits shall be predicated upon the last previous full year's share of Taxes payable by the Tenant.

         In every case, Taxes shall be adjusted to take into account any abatement or refund thereof paid to the Landlord, less all of the Landlord's reasonable costs of securing such abatement or refund (the Landlord having the sole right to contest Taxes). If Landlord shall elect to contest such Taxes, Landlord shall be entitled to bill Tenant for its said pro rata share of the reasonable costs and expenses thus incurred by Landlord as and when the same are incurred, and the same shall constitute part of such Taxes. To the extent that Landlord has so billed and received from Tenant payment of such costs and expenses, the same shall not be deducted as aforesaid from the abatement or refund, if any, ultimately received with respect thereto.

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         Section  7.4. In an attempt to reduce the  potential  tax burden on the
Shopping Center by controlling costs for off-site improvements which are required by governmental authorities for the initial development of the Shopping Center (for example: highway improvements, sewer and water facilities, park improvements), Landlord may agree with such governmental authorities to be responsible for the construction of such off-site improvements. The Landlord shall disclose the existence of any such proposed improvements and the estimated or actual cost of same prior to the execution of this Lease. In such case upon notice from Landlord, Tenant shall pay to Landlord, as additional rent and in substitution, in whole or in part, for any special district real estate taxes or betterment assessment relating to such improvements which could otherwise be imposed against the Shopping Center if such improvements were constructed under governmental responsibility, an annual charge representing Tenant's pro rata share of the amortized cost of such facilities. Landlord agrees, however, that the costs of such facilities shall be capitalized or expensed in the same manner as such costs are capitalized or expensed in the Landlord's tax return for the applicable year and the Tenant's liability with respect to such improvements shall accrue only during the term of this lease and not during any period before or after same. Tenant's pro rata share of such costs shall be computed in the same manner as used to compute Tenant's pro rata share of real property taxes as provided in Section 7.3 above. This annual charge shall be paid by Tenant in equal monthly installments, in advance, on the first day of each calendar month during the term of this lease. In connection with any such assessment the Tenant shall be entitled to any and all relevant documents including the actual contracts, bills or invoices related to the required improvement and supporting documentation disclosing the computation of the capitalization or expensing of the cost of the facility.

         Section 7.5. The foregoing provisions of this ARTICLE VII are predicated upon the present system of taxation in The Commonwealth of Massachusetts. Should any governmental authority having jurisdiction over all or any portion of the Shopping Center impose a tax and/or assessment of any kind or nature upon, against, measured by or with respect to the rentals payable by tenants in the Shopping Center to the Landlord or with respect to the ownership of the land and buildings comprising the Shopping Center by the Landlord (or any individual or entity forming the Landlord), either by way of substitution for all or any part of the present ad valorem real estate taxes or in addition thereto, then such tax and/or assessment shall be deemed to constitute "Taxes" for the purposes of this lease and the Tenant shall be obligated to pay its proportionate share thereof as set forth in Section 7.3 hereof. Further, if there is any other change in the system of taxation (other than as set out immediately above) which is in substitution of or in addition to the present system, the Tenant shall be responsible for its fair and equitable share thereof, taking into account the proportions provided for in this ARTICLE VII so long as such tax is not measured exclusively by the income or profit of the Landlord.

                                  ARTICLE VIII.
                                 Maintenance of
                   Common Areas; and the Tenant's Contribution

         Section 8.1. The Landlord shall cause all existing parking facilities in the Shopping Center, including lighting thereof, to be maintained in good repair and clean condition at all times during the term of this lease. Accumulations of snow will be cleared from said parking areas and will be deposited or stockpiled in such locations as are reasonably feasible so as to permit adequate use of the parking areas. Landlord may at any time close temporarily the common areas (including, without limitation, the parking facilities and roadways) or any portion thereof to make repairs or changes to prevent the acquisition of public rights therein, or to discourage non customer parking, and may do such other acts in and to the common areas as in its judgment may be desirable to improve the convenience thereof. Landlord agrees that it shall use reasonable efforts to avoid closing parking areas during normal business hours and to provide the Tenant with reasonable advance notice of any such closing.

         The Landlord agrees that the Tenant may during the term hereof, with others, have the non-exclusive right to use the parking facilities of the Shopping Center for the accommodation and parking of such automobiles of the Tenant, its officers, agents and employees, and its customers while shopping in the Shopping Center.

         The  Tenant  agrees  to  instruct  its  officers,   agents,  employees,
contractors and others under its direct control to park in areas reasonably agreed upon between Landlord and Tenant. The Tenant shall have a right to object to any designated area which is located an unreasonable distance from the demised premises or which shall cause the Tenant's employees to be exposed to unreasonable risk to their person or property. Nothing contained herein shall require Tenant to so instruct those under its control if such instruction would violate the provisions of the ADA or any other law which requires the Tenant to make reasonable accommodation to the identified parties.

         The Tenant shall furnish to the Landlord, within five (5) days following the request of the Landlord therefor, the automobile license numbers of the vehicles customarily used by the Tenant and the Tenant's officers, agents, employees, contractors, licensees and concessionaires. If the Tenant or any officer, agent, employee, contractor, licensee or concessionaire of the Tenant shall park his or her car other than in designated employee parking areas, the Landlord shall have the right and privilege to have any such car towed away at the Tenant's expense. Landlord agrees to enforce the provisions of this Section 8.1 in a non-discriminatory manner. In the event that the Landlord intends to tow any motor vehicle which it knows to belong to a customer, agent or employee of the Tenant it shall on each occasion, first notify the Tenant of its intention to tow the motor vehicle and allow the Tenant reasonable time to have the vehicle moved. In the event that the motor vehicle poses an immediate threat to public safety, the Landlord shall have no obligation to so inform the Tenant.

         Section 8.2. All costs and expenses of every kind and nature paid or incurred by the Landlord in cleaning, operating, managing, equipping, decorating, policing (if and to the extent provided by the Landlord), lighting, repairing, replacing and maintaining all parking facilities serving the Shopping Center (including, without limitation, any parking structure now or hereafter installed  in the  Shopping  Center  for  the  common  use of  customers  and/or employees of the Shopping Center), enclosed malls, if any, and walkways (including, without limitation, the heating and air conditioning thereof), utilities and facilities serving and/or required to be maintained or improved (or whose maintenance or improvement is required to be contributed to) by the Shopping Center (including, without limitation, off-site utilities and facilities and improvements such as retention areas, drainage facilities, parking facilities, roadways and traffic or park improvements, and all taxes, assessments, costs and other expenses related thereto), the cost of operating and maintaining any septic or sewer system, the costs of maintaining and repairing the sprinkler systems and all other areas of the Shopping Center (including, but without limitation, all landscaping and gardening) shall be prorated, and the Tenant shall share therein in the manner hereinafter provided. Such costs and expenses shall likewise include (but shall not be limited to) water and sewer charges; utility system installation charges and assessments; costs of all roof and other maintenance, repairs and replacements performed by the Landlord; costs of the installation, operation, maintenance, repair and replacement of any energy management system; costs of the operation, maintenance, repair and replacement of any escalators and elevators, if any; premiums for liability, property damage, fire, workers' compensation, and other insurance (including, without limitation, all insurance, hazard, rent and otherwise, from time to time carried by the Landlord on any or all structures on the Shopping Center); wages, unemployment taxes, social security taxes, and personal property taxes and assessments; fees for required licenses and permits if directly related to the operation of the Shopping Center; supplies, operation of loudspeakers and any other equipment supplying music to the common areas if contiguous to the demised premises; reasonable depreciation of equipment supplying music to the common areas; reasonable depreciation of equipment used in the operation of the common areas; and administrative costs equal to fifteen percent (15%) of the total costs of operating and maintaining the common areas (except appropriate reserves maintained by the Landlord); any such costs and expenses whether paid or incurred prior or subsequent to the execution of this lease, which Landlord has elected to amortize over a period of years shall be included, until such cost or expense has been fully recovered, in the expenses to be prorated pursuant to this Section 8.2; but there shall be excluded depreciation of the original cost of constructing said buildings, parking facilities, enclosed malls, and other common areas. With respect to those common area charges which are required to be amortized over a period of years by either Generally accepted Accounting Principles or the Internal Revenue Code as set forth above in this Section 8.2, Landlord may add to such charges an interest charge on the then unamortized balance thereof from time to time at the then prevailing prime or "base" rate of Fleet Bank. However, if Landlord does so, then: (a) if the expenditure in question is the purchase of that which may be termed a "capital asset" for which Landlord actually borrows the sums necessary to make the purchase, then Landlord actually borrows the sums necessary to make the purchase, then Landlord may only add to such proratable charges an interest charge at the lesser of (i) said then prevailing "base" rate, or (ii) the interest rate actually paid by Landlord; and (b) in any event, the 15% administrative charge shall not be added to such interest charge.

         Notwithstanding the foregoing, the following items shall be excluded from such costs and expenses

         (a) Leasing commissions;

         (b) Any ground lease rental;

         (c) Costs incurred by Landlord for the repair of damage to the Shopping Center to the extent that Landlord is reimbursed by insurance proceeds;

         (d) Costs, including permit, license and inspection costs, incurred with respect to the installation of Tenant improvements made for tenants of the Shopping Center or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants of the Shopping Center;

         (e) Attorney fees and other costs and expenses incurred in connection with negotiations or disputes with present or prospective tenants or other occupants of the Shopping Center;

         (f) Expenses in connection with services or other benefits, which are not available to Tenant;

         (g) Costs incurred by Landlord due to the violation by Landlord or any tenants of the terms and conditions of any lease for premises in the Shopping Center;

         (h) Overhead and profit paid to Landlord or to subsidiaries or affiliates of Landlord for services in the Shopping Center to the extent the same exceed the cost of such services rendered by other first-class unaffiliated parties on a competitive basis, but not excluding the 15% administrative charge set forth above;

         (i) Interest, principal, points and fees on debts or any mortgage or mortgages encumbering the Shopping Center or the real property upon which the Shopping Center is located;

         (j)   Landlord's   general   corporate   overhead   and   general   and
administrative expenses other than onsite administrative costs and management fees, but not excluding the 15% administrative charge set forth above;

         (k) Any compensation paid to the clerk, attendants or other persons in commercial concessions operated by Landlord;

         (l) Advertising and promotional expenditures in connection with leasing the Shopping Center;

         (m) Any costs incurred in remediating Hazardous Wastes not resulting from actions of the tenants of the Shopping Center or their agents, servants, employees, contractors or customers; and

         (n) Major structural renovations or additions to the Shopping Center

         The Tenant agrees to pay to the Landlord its pro rata share of the costs and expenses incurred by Landlord with respect to the common areas of the Shopping Center, including, without limitation, the costs and expenses set forth in this Section 8.2, which pro rata share shall be computed by multiplying the whole of said costs and expenses by a fraction, the numerator of which is the total square footage of the interior floor area of the demised premises as certified pursuant to Section 2.1 herein and the denominator of which is the total square footage of leased (but not less than eighty percent (80%) of total square footage of leasable) floor area of all buildings located on the Landlord's Tract, as of the first day of the calendar year to which such costs and expenses relate. There shall be excluded from the denominator of such fraction (i) the floor area of non-selling mezzanines (if any), malls, if any, passageways, service corridors, shopping center offices, shopping center storage areas, utility rooms, sprinkler rooms, governmental offices, and other non-selling areas. Landlord agrees that the common area costs and expenses payable by Tenant under this Section 8.2 shall not include any costs or expenses reimbursed by Tenant under any other provision of this lease.

         The Tenant's share shall be paid in monthly installments, in the amount estimated from time to time by the Landlord, on the first day of each and every calendar month, in advance. Within ninety (90) days after the end of each full calendar year during the term hereof, the Landlord shall furnish to the Tenant a statement in reasonable detail setting forth the computation of such total costs and expenses; thereupon there shall be a prompt adjustment between the Landlord and the Tenant, with payment to, or repayment by, the Landlord, as the case may require, to the end that the Landlord shall receive the entire amount of the Tenant's pro rata share of said costs and expenses, computed as aforesaid, and no more.

         The Tenant and its Consultants shall have the right to inspect the books and records of the Landlord on thirty days written notice to verify the calculation and assessment of the Landlord for Common Area charges for the previous two calendar years. Any such inspection shall be at the sole cost and expense of the Tenant and shall occur at the offices of the Landlord. The Landlord shall not charge the Tenant for its time in making such books available to the Tenant. If after such inspection the Tenant determines that it has overpaid or underpaid the Landlord it shall so inform the Landlord in writing. The Landlord shall acknowledge the overpayment or underpayment (which acknowledgment shall not be unreasonably withheld) and refund the overpaid amount to the Tenant or Tenant shall pay Landlord the underpaid amount, within thirty days of the notification.

         Anything in this lease to the contrary notwithstanding, it is expressly understood and agreed that the designation or use from time to time of portions of the Shopping Center as common areas shall not restrict the Landlord's use of such areas for buildings, structures and/or for retail or such other purposes as the Landlord shall determine, including, without limitation, the expansion or remodeling of the Shopping Center to include one or more additional stores, (on the present and/or additional levels), the Landlord hereby reserving the unrestricted right to build, add to, subtract from, lease, license, relocate and/or otherwise use (temporarily and/or permanently) any buildings, kiosks, other structures, parking areas, roadways or other areas or facilities anywhere upon the Shopping Center for retail or such other purposes as the Landlord shall determine provided, however, that the Landlord's exercise of any of the aforesaid rights shall not materially or adversely interfere with Tenant's business operations or access to, and shall not materially impair the visibility of the demised premises as compared with the conditions existing prior to the Landlord's exercise of such rights.

                                   ARTICLE IX.
                                    Utilities

         Section 9.1. The Tenant shall pay for all of its requirements for utilities, including, but not limited to, gas, steam, water, electricity, sewer charges, and the like, including all utilities necessary for heating and air conditioning its demised premises (including the Tenant's pro-rata share, computed in accordance with Section 8.2 hereof, of any premium or guaranteed payment assessed by any utility company against the Shopping Center). In the event that the Landlord shall elect to supply any other utilities, then, insofar as and to the extent that such is permitted pursuant to applicable law and the regulations of the applicable utility company, the Tenant agrees to purchase the same from the Landlord, provided the rate does not exceed the rate which the Tenant would be required to pay to the utility company furnishing the same to the Shopping Center. Further, the Tenant shall pay for all utilities consumed on the demised premises from the date of delivery of possession thereof by the Landlord to the Tenant to the Commencement Date.

                                   ARTICLE X.
                                 Use of Premises

         Section 10.1. It is understood, and the Tenant so agrees, that the demised premises during the term of this lease shall be used and occupied by the Tenant only for the purposes specified as the use thereof in Section 1.1(h) of this lease, and for no other purpose or purposes.

         Section 10.2. The Tenant further agrees to conform to all of the following provisions during the entire term of this lease:

         (a) The Tenant shall conduct its operations in the demised premises under the trade name "Georgetown Savings Bank" . In the event that the Tenant shall change its trade name or its trade name shall change due to the merger or acquisition of the Tenant by another entity it shall so inform the landlord and request approval. The Landlord shall not unreasonably withhold approval of any name change requested by the Tenant.

         (b) No sales or promotions may be conducted within the demised premises other than in the normal course of the Tenant's continuing business operations therein. Without limiting the generality of the foregoing, no auction, fire, bankruptcy, "lost our lease" or going out of business sales (or the like, howsoever denominated) may be conducted within the demised premises.

         (c) The Tenant shall not use any area outside of the demised premises, including, without limitation, the malls or sidewalks adjacent to the demised premises or the recessed vestibules, if any, of the demised premises for business purposes (including, without limitation, the sale or display of merchandise or the distribution of handbills or advertising of any type).

         (d) The Tenant shall keep the display windows of the demised premises reasonably clean and shall keep the same electrically lighted during such periods of time as the shopping center shall be open and, in addition, during such other periods of time as shall be determined by the Landlord, provided windows throughout a majority of the shopping center are kept lighted during such additional periods.

         (e) The Tenant shall receive and deliver goods and merchandise only in the manner, at such times, and in such areas, as may be reasonably designated by the Landlord; (Tenant shall not receive deliveries after 11:00 PM or before 6:00 AM.),and all trash, refuse, and the like, shall be kept in covered trash receptacles, which trash receptacles shall be kept within the demised premises at all times, and in no event stored outside of the same without Landlord's consent. All trash, refuse and the like shall be separated and otherwise disposed of as required by applicable law. If provision is made by the Landlord for trash removal by a contractor, the Tenant agrees to use said contractor for its trash removal and to pay when due all charges at the rate established therefor from time to time. If the Tenant fails so to pay for trash removal, the Landlord shall have the same remedies (even if such payment is due to such contractor and not to the Landlord) as the Landlord has for nonpayment of rent hereunder.

         (f) The Tenant shall not place on the exterior of the demised premises (including, but without limitation, windows, doors, and entrance lobbies) any signs other than those signs (including the design, number and locations of such signs and any replacements thereof) which shall first have been approved by the Landlord. The signs desired by the Tenant shall be indicated in the Tenant's plans and specifications to be submitted to the Landlord for approval; all interior signs must be professionally prepared. Subject to Landlord's consent, which consent shall not be unreasonably withheld, delayed or conditioned, Tenant shall be permitted to install the maximum allowable storefront signage as permitted under the Town of North Andover by laws.

         (g) The Tenant shall not perform any act or carry on any practice which may materially injure the demised premises or any other part of the Shopping Center, or cause any offensive odor or loud noise (including, but without limitation, the use of loudspeakers), or constitute a nuisance or menace to any other occupant or other persons in the Shopping Center, and in no event shall any noises or odors be emitted from the demised premises.

         (h) The demised premises (as well as all doors and entryways thereto) shall be kept open for business at least during the following: (i) seven (7) hours per day, five (5) days a week and on Saturdays at least three (3) hours per day. The Tenant acknowledges that this obligation is a material inducement to the Landlord to enter into this lease, and in the event the Tenant defaults hereunder the Landlord shall have all remedies available at law or in equity including, without limitation, the right to terminate this lease.


         (i) The Tenant agrees that it and its employees and others connected with the Tenant's operations at the demised premises will abide by all reasonable rules and regulations from time to time established by the Landlord by written notice to the Tenant with respect to such Shopping Center, provided that such rules and regulations are enforced in a nondiscriminatory fashion (except where differing circumstances justify different treatment).

         (j) The Tenant shall employ throughout the term of this lease a reasonably full staff in the demised premises in order to properly conduct business, including a qualified bank branch manager or assistant bank branch manager headquartered and working full-time at the demised premises to manage and control the operations of the demised premises. The Tenant shall furnish the Landlord's shopping center manager with the name, address and telephone number of such bank branch manager or assistant branch manager of the demised premises, so that the Landlord will, at all times, be able to contact the bank branch manager or assistant branch manager of the demised premises.

         (k) The Tenant shall not use, handle or store or dispose of any oil, hazardous or toxic materials or hazardous or toxic wastes (collectively, "hazardous materials") in or about the Shopping Center. If the transportation, storage, use or disposal of any hazardous materials anywhere on the Shopping Center in connection with the Tenant's use of the demised premises results in (1) contamination of the soil or surface or ground water or (2) loss or damage to person(s) or property, then Tenant agrees to respond in accordance with the following paragraph:

                           Tenant agrees (i) to notify Landlord immediately of any contamination, claim of contamination, loss or damage, (ii) after consultation and approval by Landlord, to clean up the contamination in full compliance with all applicable statutes, regulations and standards, and (iii) to indemnify, defend and hold Landlord harmless from and against any claims, suits, causes of action, costs and fees, including attorneys' fees, arising from or connected with any such contamination, claim of contamination, loss or damage. This provision shall survive the termination of this lease. No consent or approval of Landlord shall in any way be construed as imposing upon Landlord any liability for the means, methods, or manner of removal, containment or other compliance with applicable law for and with respect to the foregoing.

                  Tenant shall immediately notify Landlord upon Tenant's receipt of any inquiry, notice, or threat to give notice by any governmental authority or any other third party with respect to any hazardous materials.

         (l) Tenant agrees that, within the demised premises, it shall be responsible for compliance with the Americans with Disabilities Act (42 U.S.C. ss. 12100 et. seq.) and the regulations and Accessibility Guidelines for Buildings and Facilities issued pursuant thereto.

       Section 10.3. Notwithstanding any other provisions of this lease, the Tenant covenants and agrees that it will not assign this lease or sublet (which term, without limitation, shall include the granting of concessions, licenses, and the like) the whole or any part of the demised premises without in each instance having first received the express written consent of the Landlord, which consent shall not be unreasonably withheld, delayed or conditioned.

         In the event the Tenant seeks the Landlord's  consent  pursuant to this
Section 10.3, the Tenant shall furnish the Landlord with such information regarding the prospective assignee or sublessee as the Landlord may require, including without limitation information regarding financial ability and business experience relating to the uses permitted hereunder. In any case where the Landlord shall consent to such assignment or subletting, the Tenant named herein shall remain fully liable for the obligations of the Tenant hereunder, including, without limitation, the obligation to pay the rent and other amounts provided under this lease. The provisions of this Section 10.3 shall not, however, be applicable to an assignment of this Lease by the Tenant to its wholly owned subsidiary or immediate controlling corporation (for such period of time as such corporation remains such a subsidiary or such a controlling corporation, respectively, it being agreed that the subsequent sale or transfer of stock resulting in a change in voting control, or any other transaction(s) having the overall effect that such corporation ceases to be such a subsidiary or such a controlling corporation, respectively, of the Tenant, shall be treated as if such sale or transfer or transaction(s) were, for all purposes, an assignment of this lease governed by the provisions of this Section 10.3), provided (and it shall be a condition of the validity of any such assignment) that such wholly owned subsidiary or such immediate controlling corporation first agrees directly with the Landlord to be bound by all of the obligations of the Tenant hereunder, including, without limitation, the obligation to pay the rent and other amounts provided for under this lease, the covenant to use the demised premises only for the purposes specifically permitted under this lease and the covenant against further assignment; but such assignment shall not relieve the Tenant herein named of any of its obligations hereunder, and the Tenant shall remain fully liable therefor.

         For the purposes of this lease, the entering into of any management agreement or any agreement in the nature thereof transferring control or any substantial percentage of the profits and losses from the business operations of the Tenant in the demised premises to a person or entity other than the Tenant, or otherwise having substantially the same effect, shall be treated for all purposes as an assignment of this lease and shall be governed by the provisions of this Section 10.3. In addition, for the purposes of this lease, the sale or transfer (which term shall include, without limitation, the exchange, issuance and redemption) of forty-nine percent (49%) or more, or such smaller percentage as would result in a change in the voting control, of the voting stock of the Tenant (if the Tenant is a corporation), the voting stock of any corporate guarantor of the Tenant (whether or not specified in Section 1.1(m) hereof), or the voting stock of any immediate or remote controlling corporation of the Tenant shall be treated as if such sale or transfer or transaction(s) were, for all purposes, an assignment of this lease and shall be governed by the provisions of this Section 10.3; provided, however, that the provisions of this sentence shall not apply to the transaction by which Tenant becomes, or to the trading of Tenant's voting stock while Tenant remains, a so-called reporting public corporation under the provisions of the Securities Exchange Act of 1934, as amended, the outstanding voting stock of which is registered in accordance with the provisions of the Securities Act of 1933, as amended, and actively trading on the New York Stock Exchange or another recognized, national securities exchange (and for the purposes hereof, the term "voting stock" shall refer to shares of stock regularly entitled to vote for the election of directors of the corporation). In addition to the foregoing, Landlord's consent shall not be required with regard to, and Landlord may not elect to terminate this lease solely as a result of, any transfer of any shares of stock between and among the current shareholders of Tenant and their families by gift, bequest or inheritance to those persons or to any trust for their benefit.

         In the event the Tenant assigns this lease (which term shall include the entering into of any management or similar control transferring agreement, and also shall include the sale or transfer of stock or a change in control, as aforesaid) or sublets the whole or any part of the demised premises (other than as expressly herein permitted or with the Landlord's prior written consent), in addition to and without limiting any of the Landlord's rights and remedies on account of the resulting default hereunder by the Tenant, the Landlord shall have the right, without regard to whether the Landlord's withholding its consent to such assignment or subletting would be construed to be unreasonable, to terminate this lease by giving the Tenant notice of the Landlord's desire so to do, in which event this lease shall terminate on the date specified by the Landlord in such notice all as if such date were the date specified in Section 1.1(d) hereof as the Expiration Date. In the event of any assignment or subletting (other than as expressly hereinabove permitted to a wholly owned subsidiary or immediate controlling corporation of the Tenant or with the Landlord's prior written consent), the minimum rent shall be adjusted for the balance of the term of this lease such that the minimum rent payable hereunder shall thereafter be equal to the sum of (i) the greater of (a) the annual minimum rent specified in Section 1.1(f) of this lease and (b) the annual minimum rent payable pursuant to such assignment or sublease, and, in addition, any lump sum or installment payments for the leasehold payable by such assignee or sublessee shall be payable directly to the Landlord and not to the Tenant.

                                   ARTICLE XI.
                                   Other Banks

         Section 11.1. The Tenant covenants and agrees (insofar as and to the extent that it is lawful so to agree) that for the period commencing with the execution of this lease and continuing for any an all option terms or extensions of this lease, none of the Tenant, any partner in the Tenant, any of their affiliated, parent or subsidiary companies, or any franchisee or licensee of any of them, will operate, either directly or indirectly, another Savings Bank using the same or a similar trade name to that under which the demised premises are then being operated or selling primarily those items or conduction the same or similar services as permitted hereunder to be sold from the demised premises (including a department or concession in another store) of any kind, nature or description within a reasonable area of the demised premises, without the prior written consent of the Landlord, the Tenant acknowledging that the area within a circle having as its center the demised premises and having a radius of one (1) mile is a reasonable area for this purpose.

                                  ARTICLE XII.
                          Maintenance of Building, Etc.

         Section 12.1. The Landlord agrees to keep in good order, condition, and repair the roof, but not the roof of the drive through teller constructed by the Tenant or the drive through teller area shown on the attached exhibit "A", exterior portions of exterior walls, foundations and structural portions of the demised premises and the plumbing, electrical and mechanical systems serving the demised premises and located outside the demised premises to the extent, but only to the extent, originally constructed by the Landlord (except glass and glass windows and doors and the so-called store front, irrespective of which party installed the same), except for any damage thereto caused by any act or negligence of the Tenant, its employees, agents, licensees, or contractors. The Landlord shall not be responsible to make any other improvements or repairs of any kind upon the demised premises, except as provided in ARTICLES XVI and XVII hereof.

         Section 12.2. Except as specifically herein otherwise provided, the Tenant agrees that from and after the date that possession of the demised premises is delivered to the Tenant, and continuously thereafter until the end of the term hereof, it will keep reasonably neat and clean and maintain in reasonably good order, condition and repair, the demised premises and every part thereof, including, without limitation, the store front and the exterior and interior portions of all doors, windows, plate glass and showcases surrounding the demised premises, the drive through teller(s), the driveway and area of the drive through teller as shown on Exhibit A and included as part of the demised premises for purposes of maintenance and insurance, ( Tenant's duty shall include the obligation to use reasonable efforts to remove snow and ice from the drive through teller area), the roof and roof structure over the drive through teller(s), all plumbing and sewage facilities within the demised premises, fixtures and interior walls, floors, ceilings, signs (including exterior signs where permitted), and all wiring, electrical systems, interior building appliances, HVAC systems and equipment, and similar equipment. With respect to the HVAC system and equipment, the Tenant specifically agrees to maintain at all times during the term of this lease the usual service contract with respect thereto, furnishing evidence thereof (including renewals) to the Landlord. The Tenant shall, at the Tenant's expense, repaint, refurbish, and remodel the demised premises and any part and portion thereof from time to time to assure that the same are kept in a reasonable, first-class, tenantable, and attractive condition throughout the term of this lease. There is excepted from this paragraph, however, such damage as the Landlord is required to repair pursuant to ARTICLE XVI hereof. The Tenant further agrees that the demised premises shall be kept in a reasonably clean, sanitary and safe condition in accordance and shall in all respects comply with the laws of The Commonwealth of Massachusetts and ordinances of the Town of North Andover and in accordance with all directions, rules, and regulations of the Health Officer, Fire Marshal, Building Inspector, and other proper officers of the governmental agencies having jurisdiction thereover. The Tenant shall not permit or commit any waste.

         Section 12.3. The Tenant shall not make any alterations, improvements and/or additions to the demised premises (except as initially required by the terms of ARTICLE VI of this lease) without first obtaining, in each instance, the written consent of the Landlord, which consent shall not be unreasonably withheld except that landlord may withhold its consent at its sole discretion as to any work that may affect the structural elements of the Shopping Center, any mechanical or utility systems serving the Shopping Center or any portion thereof, of the storefront of the demised premises, and in any event any such alterations by the Tenant shall be made in accordance with all applicable laws and in a good and first-class, workmanlike manner and in accordance with this lease, including the provisions of Exhibit "B". Notwithstanding the foregoing, the Tenant may make non-structural alterations to the interior thereof but not affecting the storefront or any mechanical or utility systems and costing no more than Twenty Thousand and 00/100 Dollars ($20,000.00), provided that Tenant shall first give written notice to Landlord specifying the proposed alternations, the commencement and approximate completion dates thereof. Any and all alterations, additions, improvements, and fixtures which may be made or installed by either the Landlord or the Tenant upon the demised premises and which in any manner are attached to the floors, walls or, above the dropped ceiling, or below the finished floor, (plumbing, heating, ventilating and/or air-conditioning systems and equipment) shall remain upon the demised premises, and at the termination of this lease shall be surrendered with the demised premises as a part thereof without disturbance, molestation or injury. However, the usual trade fixtures and furniture which may be installed in the demised premises prior to or during the term hereof at the cost of the Tenant may be removed by the Tenant from the demised premises upon the termination of this lease if, but only if, the Tenant is not then in default hereunder. Further, the Tenant covenants and agrees, at its own cost and expense, to repair any and all damage to the demised premises resulting from or caused by such removal. In no event shall the Tenant be entitled to remove any electrical (including light fixtures and bulbs other than track lighting fixtures), plumbing, heating, ventilating, or air conditioning systems, equipment or other components; and, in any event, any trade fixtures, equipment, furniture and other personal property which remain in the demised premises following the expiration or earlier termination of the term hereof, at the Landlord's option, may thereafter be removed and stored at the cost of the Tenant, or retained as the property of the Landlord, or sold or otherwise disposed of by the Landlord, in any such case without any liability to or recourse by the Tenant or anyone claiming by, through or under the Tenant.

                                  ARTICLE XIII.
                    Indemnity and Public Liability Insurance

         Section 13.1. The Tenant agrees to indemnify and save harmless the Landlord and the Landlord's managing agent from and against all claims of whatever nature arising from any act, omission or negligence of the Tenant, or the Tenant's contractors, licensees, agents, servants, or employees, or arising from any accident, injury, or damage whatsoever caused to any person, or to the property of any person, or from any violation, or ordinance concerning trash, hazardous materials, or other pollutant occurring from and after the date that possession of the demised premises is delivered to the Tenant and until the end of the term hereof in or about the Tenant's demised premises including the drive through teller area shown on the attached Exhibit "A", or arising from any accident, injury or damage occurring outside of the demised premises but within the Shopping Center, where such accident, damage or injury results or is claimed to have resulted from an act or omission on the part of the Tenant or the Tenant's agents or employees if in the course of their employment, unless such accident, damage or injury results or is proven in a legal proceeding to have resulted from any act, omission or negligence on the part of the Landlord or the Landlord's contractors, licensees, agents, servants or employees. This indemnity and hold harmless agreement shall include indemnity against all costs, expenses and liabilities incurred in or in connection with any such claim or proceeding brought thereon, and the defense thereof. The Landlord agrees to indemnify and save harmless the Tenant from and against all claims arising from any accidents, injury or damage occurring in the common areas of the Shopping Center caused to any person, or to the property of any person resulting from any act, omission or negligence of the Landlord, of the Landlord's contractors, licensees, agents, servants or employees if in the course of their employment, from and after the date that possession of the demised premises is delivered to Tenant and until the end of the terms hereof, unless such accident, damage or injury results or is proven in a legal proceeding to have resulted from any act, omission or negligence on the part of the Tenant or the Tenant's contractors, licensees, agents, servants or employees. This indemnity and hold harmless agreement shall include indemnity against all costs, expenses, and liabilities incurred in or in connection with any such claims or proceeding brought thereon, and the defense thereof.

         Section 13.2. In addition to the insurance required to be maintained by the Tenant pursuant to Exhibit "B", the Tenant agrees to maintain in full force during the term hereof a broad form policy of comprehensive general liability and property damage insurance (without any so-called employee exclusion or the like) with an insurance company duly licensed to do business in The Commonwealth of Massachusetts that has a fully-capitalized guaranty fund covering those individuals and entities that it insures that reside, are situated or do business in The Commonwealth of Massachusetts under which the Landlord and its Management Agent (and such other persons as are in privity of estate with the Landlord as may be set out in notice from time to time) is named additional insured and the Tenant is named primary insured, and under which the insurer agrees to indemnify and hold the Landlord, its Management Agent and those in privity of estate with the Landlord harmless from and against all cost, expense and/or liability arising out of or based upon any and all claims, accidents, injuries and damages mentioned in Section 13.1 of this ARTICLE XIII. Each such policy shall be non-cancelable with respect to the Landlord and the Landlord's said designees without thirty (30) days' prior written notice to the Landlord, and a duplicate original or certificate thereof shall be delivered to the Landlord. The minimum limits of liability of such insurance per occurrence shall be $1,000,000.00 for injury (or death) to any one person, and $3,000,000.00 for all injury, damage and loss per occurrence, or such higher limits as the Landlord may from time to time request, provided such higher limits are then customarily carried on first-class shopping centers.

         Landlord agrees that it shall maintain a general comprehensive policy of liability insurance with minimum limits of liability of such insurance per occurrence shall be $1,000,000.00 for injury (or death) to any one person, and $3,000,000.00 for all injury, damage and loss per occurrence covering the common area of the premises and the actions of the Landlord's agent, servants and employees in the course their employment. The Landlord agrees to provide evidence of said insurance to the Tenant on written request.

         Section 13.3. The Tenant agrees to use and occupy the demised premises and to use such other portions of the Shopping Center as it is herein given the right to use at its own risk; and that the Landlord shall have no responsibility or liability for any loss of or damage to the Tenant's leasehold improvements or to fixtures or other personal property of the Tenant or those claiming by, through or under the Tenant. The provisions of this Section shall apply during the whole of the term hereof, and in view of the permission given to the Tenant to install fixtures and do certain work prior to the Commencement Date, shall also apply at all times prior to the Commencement Date.

         Section 13.4. The Tenant agrees that the Landlord shall not be responsible or liable to the Tenant, or to those claiming by, through or under the Tenant, for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining premises or any part of the premises adjacent to or connecting with the demised premises or any of the buildings on the Shopping Center, or otherwise, or for any loss or damage resulting to the Tenant or those claiming by, through or under the Tenant, or its or their property, from the bursting, stopping or leaking of water, gas, sprinkler, sewer or steam pipes.

         Section 13.5. The foregoing provisions of the ARTICLE XIII (as well as any other provisions dealing with indemnity and the like by Tenant of Landlord) shall be deemed to be modified in each case by the insertion in the appropriate place of the language: "except as other provided in Mass. G.L. Ter. Ed., C. 186,
Section 15".

                                  ARTICLE XIV.
                          Landlord's Access to Premises

         Section 14.1. Except in the case of an emergency, which shall mean immediate peril of human life or property, in which event Landlord shall attempt if reasonably possible to give Tenant telephone notice, Landlord shall only have access to the Tenant's premises on reasonable notice to Tenant. Tenant agrees to cooperate with the Landlord in providing access at reasonable times. If repairs are required to be made by the Tenant pursuant to the terms hereof or if the Tenant is required to perform any other obligation under this lease, the Landlord may demand that the Tenant make such repairs or perform such obligation forthwith, and if the Tenant refuses or neglects to commence such repairs or performance and complete the same with reasonable dispatch, after such demand, the Landlord may (but shall not be required so to) make or cause such repairs or performance to be done and shall not be responsible to the Tenant for any loss or damage that may accrue to its business by reason thereof. If the Landlord makes or causes such repairs or performance to be done, or endeavors so to do, the Tenant agrees that it will forthwith, on demand, pay to the Landlord the cost thus incurred, and if the Tenant shall default in such payment, the Landlord shall have the remedies provided in ARTICLE XIV hereof.

         Section 14.2. For a period commencing six (6) months prior to the termination of this lease, the Landlord may have reasonable access to the demised premises for the purpose of exhibiting the same to prospective tenants, upon reasonable advance notice to Tenant and provided that the same does not unreasonably interfere with Tenant's business operations in the demised premises. Tenant shall have the right to have a representative present at all times during such periods of access.

                                   ARTICLE XV.
                                    Insurance

         Section 15.1. The Landlord shall keep the demised premises insured against loss or damage by fire, with the usual extended coverage endorsements and such other insurance as from time to time the then holder of the first mortgage which includes the demised premises shall require or the Landlord otherwise shall deem advisable, in amounts not less than eighty percent (80%) of the full insurable value thereof above foundation walls or such greater amounts as the Landlord shall deem advisable, and with such deductibles as the Landlord shall deem advisable, but specifically excluding any property or improvements installed by or belonging to the Tenant.

         Section 15.2. The Tenant also agrees that it shall continuously keep its fixtures, merchandise, equipment and other personal property from time to time located in, on or about the demised premises, and all leasehold improvements to the demised premises constructed or installed by the Tenant insured under a policy or policies naming the Landlord (and such other persons as are in privity of estate with the Landlord as may be set out in notice from time to time) as an additional insured and the Tenant as primary insured against loss or damage by fire with the usual extended coverage and all risk endorsements in amounts equal to the full replacement cost thereof by reputable insurance companies licensed to do business in The Commonwealth of Massachusetts that have a fully-capitalized guaranty fund covering those individuals and entities that they insure that reside, are situated or do business in The Commonwealth of Massachusetts. Prior to the Commencement Date, no less often than annually thereafter, and at any other time upon the request of the Landlord, the Tenant shall furnish to the Landlord evidence of such continuous insurance coverage satisfactory to the Landlord. It is understood and agreed that the Tenant assumes all risk of damage to its own property arising from any cause whatsoever, including, without limitation, loss by theft or otherwise.

         Section 15.3. Insofar as and to the extent that the following provision may be effective without invalidating or making it impossible to secure insurance coverage obtainable from responsible insurance companies doing business in The Commonwealth of Massachusetts (even though extra premium may result therefrom): the Landlord and the Tenant mutually agree that with respect to any loss which is covered by insurance then being carried by them, respectively, the one carrying such insurance and suffering said loss releases the other of and from any and all claims with respect to such loss; and they further mutually agree that their respective insurance companies shall have no right of subrogation against the other on account thereof. In the event that an additional premium is payable by either party as a result of this provision, the other party shall reimburse the party paying such premium the amount of such extra premium. If, at the written request of one party, this release and non-subrogation provision is waived, then the obligation of reimbursement shall cease for such period of time as such waiver shall be effective, but nothing contained in this Section shall be deemed to modify or otherwise affect releases elsewhere herein contained of either party for claims.

         Section 15.4. The Tenant covenants and agrees that it will not do or permit anything to be done in or upon the demised premises or bring in anything or keep anything therein, which shall increase the rate of insurance on the demised premises or on the other buildings located on the Shopping Center above the standard rate on said premises and buildings with a regular savings bank located in the demised premises; and the Tenant further agrees that in the event it shall do any of the foregoing, it will promptly pay to the Landlord on demand any such increase resulting therefrom, which shall be due and payable as additional rent hereunder.

                                  ARTICLE XVI.
                                  Damage Clause

         Section 16.1. In case during the term hereof the demised premises shall be partially damaged (as distinguished from "substantially damaged", as that term is hereinafter defined) by fire or other casualty, the Landlord shall forthwith proceed to repair such damage and restore the demised premises, or so much thereof as was originally constructed by the Landlord or any predecessor in title to the Landlord, to substantially their condition at the time of such damage, but the Landlord shall not be responsible for any delay which may result from any cause beyond the Landlord's reasonable control.

         Section 16.2. In case during the term hereof the demised premises shall be substantially damaged or destroyed by fire or other casualty, the risk of which is covered by the Landlord's insurance, this lease shall, except as hereinafter provided, remain in full force and effect, and the Landlord shall promptly after such damage and the determination of the net amount of insurance proceeds available to the Landlord, expend so much as may be necessary of such net amount to restore, to the extent originally constructed by the Landlord or any predecessor in title to the Landlord (consistent, however, with zoning laws and building codes then in existence to the extent applicable to such reconstruction), so much of the demised premises as was originally constructed by the Landlord to substantially the condition in which such portion of the demised premises was in at the time of such damage, except as hereinafter provided, but the Landlord shall not be responsible for delay which may result from any cause beyond the reasonable control of the Landlord. Should the net amount of insurance proceeds available to the Landlord be insufficient to cover the cost of restoring the demised premises, in the reasonable estimate of the Landlord, the Landlord may, but shall have no obligation to, supply the amount of such insufficiency and restore the demised premises with all reasonable diligence or the Landlord may terminate this lease by giving notice to the Tenant not later than a reasonable time after the Landlord has determined the estimated net amount of insurance proceeds available to the Landlord and the estimated cost of such restoration. In case of substantial damage or destruction, as a result of a risk which is not covered by the Landlord's insurance, the Landlord shall likewise be obligated to rebuild the demised premises, all as aforesaid, unless the Landlord, within a reasonable time after the occurrence of such event, gives written notice to the Tenant of the Landlord's election to terminate this lease. If the Landlord shall elect to terminate this lease, as aforesaid, this lease and the term hereof shall cease and come to an end as of the date of said damage or destruction. If the Landlord has not restored the demised premises to the extent required under this Section
16.2 within eighteen (18) months after the date of such damage or destruction, such eighteen (18) month period to be extended to the extent of any delays in the completion of such restoration due to matters beyond the Landlord's reasonable control, then the Tenant may elect to terminate this lease by giving written notice of such election to the Landlord within thirty (30) days after the end of such eighteen (18) month period and before the substantial completion of such restoration. If the Tenant so elects to terminate this lease, then this lease and the term hereof shall cease and come to an end on the date that is sixty (60) days after the date that Landlord receives Tenant's termination notice, unless on or before such date the Landlord has substantially completed such restoration.

         Section 16.3. However, if the demised premises shall be substantially damaged or destroyed by fire, windstorm, or otherwise within the last two (2) years of the term of this lease, either party shall have the right to terminate this lease, provided that notice thereof is given to the other party not later than sixty (60) days after such damage or destruction. If said right of termination is exercised, this lease and the term hereof shall cease and come to an end as of the date of said damage or destruction.

         Section 16.4. Unless this lease is terminated as provided in Section 16.2, Section 16.3 or Section 16.6 of this ARTICLE XVI, if the demised premises shall be damaged or destroyed by fire or other casualty, then the Tenant shall:
(1) repair and restore all portions of the demised premises not required to be restored by the Landlord pursuant to this ARTICLE XVI to substantially the condition which such portions of the demised premises were in at the time of such casualty; (ii) equip the demised premises with trade fixtures and all personal property necessary or proper for the operation of the Tenant's business; and (iii) open for business in the demised premises - as soon thereafter as possible.

         Section  16.5.  In the event that the  provisions  of  Section  16.1 or
Section 16.2 of this ARTICLE XVI shall become applicable, the minimum rent and all additional rent payable hereunder other than percentage rent shall be abated or reduced proportionately during any period in which, by reason of such damage or destruction, there is substantial interference with the operation of the business of the Tenant in the demised premises, having regard to the extent to which the Tenant may be required to discontinue its business in the demised premises, and such abatement or reduction shall continue for the period commencing with such destruction or damage and ending with the completion by the Landlord of such work of repair and/or reconstruction as the Landlord is obligated to do. Nothing in this Section shall be construed to abate or reduce percentage rent.

         Section 16.6. If, however, the Shopping Center shall be substantially damaged or destroyed by fire or casualty, irrespective of whether or not the demised premises are damaged or destroyed, the Landlord shall promptly restore, to the extent originally constructed by the Landlord or any predecessor in title to the Landlord (consistent, however, with zoning laws and building codes then in existence to the extent applicable to such reconstruction), so much of such Shopping Center as was originally constructed by the Landlord or any predecessor in title to Landlord to substantially the condition thereof at the time of such damage, unless the Landlord, within a reasonable time after such loss, gives notice to the Tenant of the Landlord's election to terminate this lease. If the Landlord shall give such notice, then anything in this ARTICLE XVI to the contrary notwithstanding this lease shall terminate as of the date of such notice with the same force and effect as if such date were the date originally established as the Expiration Date hereof. If such damage shall render the demised premises untenantable to the extent that Tenant is required to close its store operations in the demised premises and the store does, in fact, close and remain closed solely by reason of such damage for more than three (3)
consecutive business days after Tenant gives Landlord notice of such interference and closing then, as Tenant's remedy therefor, the minimum rent and other charges payable hereunder other than percentage rent shall be abated from the date of Tenant's notice until the demised premises shall cease to be untenantable or Tenant reopens the store, whichever occurs first.

         Section 16.7. The terms "substantially damaged" and "substantial damage", as used in this ARTICLE, shall have reference to damage of such a character as cannot reasonably be expected to be repaired or the premises restored within sixty (60) days from the time that such repair or restoration work would be commenced.

                                  ARTICLE XVII.
                                 Eminent Domain

         Section 17.1. If the demised premises, or such portion thereof as to render the balance (when reconstructed) unsuitable for the purposes of the Tenant in the reasonable opinion of the Landlord, shall be taken by condemnation or right of eminent domain, either party, upon written notice to the other, shall be entitled to terminate this lease, provided that such notice is given not later than thirty (30) days after the Tenant has been deprived of possession. For the purposes of this ARTICLE, any deed or any transfer of title in lieu of any such taking shall be treated as such a taking. Moreover, for the purposes of this ARTICLE, such a taking of the Tenant's entire leasehold interest hereunder in the demised premises (or assignment or termination in lieu thereof) shall be treated as a taking of the entire demised premises, and in such event the Tenant shall be treated as having been deprived of possession on the effective date thereof. Should any part of the demised premises be so taken or condemned, and should this lease not be terminated in accordance with the foregoing provision, the Landlord covenants and agrees within a reasonable time after such taking or condemnation, and the determination of the Landlord's award therein, to expend so much as may be necessary of the net amount which may be awarded to the Landlord in such condemnation proceedings in restoring the demised premises to an architectural unit as nearly like their condition prior to such taking as shall be practicable. Should the net amount so awarded to the Landlord be insufficient to cover the cost of restoring the demised premises, as estimated by the Landlord's architect, the Landlord may, but shall not be obligated to, supply the amount of such insufficiency and restore said premises as above provided, with all reasonable diligence, or terminate this lease. Where the Tenant has not already exercised any right of termination accorded to it under the foregoing portion of this paragraph, the Landlord shall notify the Tenant of the Landlord's election not later than ninety (90) days after the final determination of the amount of the award. Further, if so much of the Shopping Center shall be so taken that continued operation of the Shopping Center would be uneconomical in the Landlord's judgment or prohibited by zoning or other applicable law, the Landlord shall have the right to terminate this lease by giving notice to the Tenant of the Landlord's desire so to do not later than thirty (30) days after the effective date of such taking.

         Section 17.2. Out of any award for any taking of the demised premises (including, without limitation, any taking of the Tenant's leasehold interest as aforesaid ), in condemnation proceedings or by right of eminent domain, the Landlord shall be entitled to receive and retain the amounts awarded for such demised premises and for Landlord's business loss. Tenant shall be entitled to receive and retain only such amounts as may be specifically awarded to it in any such condemnation proceedings, because of the taking of its trade fixtures, furniture, and its leasehold improvements, for relocation expenses, and for loss of business, but all only to the extent the Landlord's award is not thereby reduced and the Tenant is not otherwise reimbursed for the same by the Landlord.

         Section 17.3 In the event of any such taking of the demised premises, the minimum rent or a fair and just proportion thereof, according to the nature and extent of the damage sustained, shall be equitably suspended or abated

                                 ARTICLE XVIII.
                            Bankruptcy or Insolvency

         Section 18.1. In the event that the Tenant shall become a Debtor under the Bankruptcy Code, and the Trustee or the Tenant shall elect to assume this lease for the purpose of assigning the same or otherwise, such election and assignment may only be made if all the terms and conditions of Sections 18.2 and
18.3 hereof are satisfied. If such Trustee shall fail to elect to assume this lease within sixty (60) days after the filing of the Petition, this lease shall be deemed to have been rejected. The Landlord shall be thereupon immediately entitled to possession of the demised premises without further obligation to the Tenant or the Trustee, and this lease shall be terminated, but the Landlord's right to be compensated for damages both at law and as provided in ARTICLE XIV hereof in such case shall survive.

         Section 18.2.

         A. No election by the Trustee or Debtor-In-Possession to assume this lease, whether under Chapter 7, 11 or 13, shall be effective unless each of the following conditions, which the Landlord and the Tenant acknowledge and agree are commercially reasonable in the context of a bankruptcy case of the Tenant, have been satisfied, and the Landlord has so acknowledged in writing:

         (1) The Trustee or the Debtor-In-Possession has cured, or has provided the Landlord adequate assurance (as hereinafter defined) that:

                  (a)      Within   ten  (10)   days   from  the  date  of  such
                           assumption,   the  Trustee  will  cure  all  monetary
                           defaults under this lease; and

                  (b) Within thirty (30) days from the date of such assumption, the Trustee will cure all nonmonetary defaults under this lease.

         (2) The Trustee or Debtor-In-Possession has compensated, or has provided to the Landlord adequate assurance (as hereinafter defined) that within ten (10) days from the date of assumption, the Landlord will be compensated for any pecuniary loss incurred by the Landlord arising from the default of the Tenant, the Trustee, or the Debtor-In-Possession as recited in the Landlord's written statement of pecuniary loss sent to the Trustee or Debtor-In-Possession.

         (3) The Trustee or the Debtor-In-Possession has provided the Landlord with adequate assurance (as hereinafter defined) of the future performance of each of the Tenant's, the Trustee's or Debtor-In-Possession's obligations under this lease, provided, however that:

                  (a) Whether or not otherwise required by the terms of this lease, the Trustee or Debtor-In-Possession shall also pay in advance on the date minimum rent is payable hereunder, one-twelfth (1/12th) of the Tenant's annual obligations under this lease for common area maintenance, Taxes, and any other charges payable hereunder.

                  (b) From and after the date of the assumption of this lease, the Trustee or Debtor-In-Possession shall pay as annual minimum rent an amount equal to the sum of the annual minimum rent otherwise payable hereunder, plus the highest of the amounts of the annual percentage rent payable hereunder for and with respect to any of the then last three (3) full lease-years prior to the date of the Tenant's
                           Petition under the Bankruptcy Code, which amount shall be payable in advance in equal monthly installments on the date minimum rent is payable hereunder; all as if such amount had originally been specified in Section 1.1(f) of this lease as the minimum rent.

                  (c) The obligations imposed upon the Trustee or Debtor-In-Possession under this lease shall continue with respect to the Tenant or any assignee of this lease after the completion of the bankruptcy case, subject to any further and/or increased obligations which thereafter are imposed by any provisions of this lease.

         (4)      The assumption of this lease will not:

                  (a)      Breach  any  provision  in this  lease  or any  other
                           lease, mortgage, financing agreement or other agreement by which the Landlord is bound relating to the Shopping Center; or

                  (b) Disrupt, in the Landlord's judgment, the tenant mix of the Shopping Center or any other attempt by the Landlord to provide a specific variety of retail stores in the Shopping Center which, in the Landlord's judgment, would be most beneficial to all of the tenants of the Shopping Center and would enhance the image, reputation, and profitability of the Shopping Center.

         (5) The Assumption has been ratified and approved by order of such court or courts as have jurisdiction under the Bankruptcy Code.

B. For the purposes of this Section 18.2, the Landlord and the Tenant acknowledge that, in the context of a bankruptcy proceeding of the Tenant, at a minimum, "adequate assurance" shall mean:

         (1) The Trustee or Debtor-In-Possession has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure the Landlord that the Trustee or Debtor-In-Possession will have sufficient funds to fulfill the obligations of the Tenant under this lease, and to keep the demised premises stocked with merchandise and properly staffed with sufficient employees to conduct a fully-operational, actively promoted business on the demised premises; and

         (2) The Bankruptcy Court or such court as is exercising jurisdiction over the Bankruptcy Code shall have entered an Order segregating sufficient cash payable to the Landlord and/or the Trustee or Debtor-In-Possession shall have granted a valid and perfected first lien and security interest and/or mortgage in property of the Tenant, the Trustee or Debtor-In-Possession, acceptable as to value and kind to the Landlord, to secure to the Landlord the obligation of the Trustee or Debtor-In-Possession to cure any monetary and/or non monetary defaults under this lease within the time periods set forth above.

         Section 18.3. If the Trustee or Debtor-In Possession has assumed this lease pursuant to the terms and provisions of Sections 18.1 and 18.2 hereof, for the purpose of assigning (or elects to assign) the Tenant's interest under this lease, or the estate created thereby, to any other person, such interest or estate may be so assigned only if the Landlord shall acknowledge in writing that the intended assignee has provided adequate assurance of the future performance (as defined in this Section 18.3) of all of the terms, covenants and conditions of this lease to be performed by the Tenant.

         For the purposes of this Section 18.3, the Landlord and the Tenant acknowledge that, in the context of a bankruptcy case of the Tenant, at a minimum, "adequate assurance of future performance" shall mean that each of the following conditions have been satisfied, and the Landlord has so acknowledged in writing:

         (1) The assignee has submitted a current financial statement audited by a certified public accountant which shows a net worth and working capital in amounts (which amounts shall in no event be less than the greater of those of the Tenant and any guarantor of the Tenant's obligations hereunder at the time of the execution of this lease) determined to be sufficient by the Landlord to assure the future performance by such assignee of the Tenant's obligations under this lease;

         (2) The assignee has submitted in writing evidence, satisfactory to the Landlord, of substantial banking experience in shopping centers of comparable size to the Shopping Center and in services permitted under this lease;

         (3) The Landlord has obtained all consents and waivers from any third party required under any lease, mortgage, financing arrangement or other agreement by which the Landlord is bound to permit the Landlord to consent to such assignment;

         (4) The assignee has supplied such additional information required to be supplied by Section 10.3 hereof and has complied with any other provisions, conditions and requirements set forth in said Section 10.3 for an assignment of the Tenant's interest in this lease or the estate created thereby; and

         (5) The Assignee has deposited with the Landlord a security deposit in such amount as determined by the Landlord to be appropriate based upon the financial information supplied under this Section 18.3.

         Section 18.4. When, pursuant to the Bankruptcy Code, the Trustee or Debtor-In-Possession shall be obligated to pay reasonable use and occupancy charges for the use of the demised premises or any portion thereof, such charges shall not be less than the minimum rent specified in Section 1.1(f) hereof and any other charges payable by the Tenant hereunder, including, without limitation, the Tenant's share of common area maintenance expenses and Taxes.

         Section 18.5. The rights and remedies of the Landlord contained in the provisions of this ARTICLE XVIII are and shall be deemed to be in addition to, and not in limitation of, applicable provisions of ARTICLE XIV or other provisions hereof, or any other rights which the Landlord may have under applicable statutory or case law. Whenever any of the terms or provisions of this lease, including, without limitation, rental obligations, are modified pursuant to the provisions of this ARTICLE XVIII, upon the Landlord's request the parties hereto promptly shall execute, acknowledge and deliver a written instrument evidencing and confirming the same. In no event shall this lease, if the term hereof has expired or has been terminated in accordance with the provisions hereof, be revived, and no stay or other proceeding shall nullify, postpone or otherwise affect the expiration or earlier termination of the term of this lease pursuant to the provisions of ARTICLE XIX hereof or prevent the Landlord from regaining possession of the demised premises thereupon.


                                  ARTICLE XIX.
                               Landlord's Remedies

         Section 19.1. Any one of the following shall be deemed to be an "Event of Default":

         A. Failure on the part of the Tenant to make payment of rent or any other monetary amount due under this lease within ten (10) days after the Landlord has sent to the Tenant notice of such default.

         However, if: (i) the Landlord shall have sent to the Tenant two notices of such default, even though the same shall have been cured and this lease not terminated; and (ii) during the same calendar year in which said notices of default have been sent by the Landlord to the Tenant, the Tenant thereafter shall default in any monetary payment, the same shall be deemed to be an Event of Default upon the Landlord giving the Tenant written notice thereof, without the ten (10) day grace period set forth above.

         B. With respect to a non-monetary default under this lease, failure of the Tenant to cure the same within thirty (30) days after the Landlord has sent to the Tenant notice of such default (or, if such default is of a nature that it is not susceptible of cure within thirty (30) days, then such cure period shall be extended to equal the minimum time period reasonably required to cure the default after the Landlord has sent to the Tenant notice of the same, provided the Tenant shall have commenced such cure in said thirty (30) days and shall thereafter diligently pursue such cure to completion, and that Tenant shall give monthly status reports to Landlord of Tenant's progress in curing such default). The Tenant shall be obligated to commence forthwith and to complete as soon as possible the curing of such default; and if the Tenant fails so to do, the same shall be deemed to be an Event of Default.

         However, if: (i) the Landlord shall have sent to the Tenant two notices of such default, even though the same shall have been cured and this lease not terminated; and (ii) during the same calendar year in which said notices of default had been sent by the Landlord to the Tenant, the Tenant thereafter shall default in any non-monetary matter, the same shall be deemed to be an Event of Default upon the Landlord giving the Tenant written notice thereof, and the Tenant shall have no grace period within which to cure the same.

         C. The commencement of any of the following proceedings, with such proceeding not being dismissed within ninety (90) days after it has begun: (i) the estate hereby created being taken on execution or by other process of law;
(ii) the Tenant being judicially declared bankrupt or insolvent according to law; (iii) an assignment being made of the property of the Tenant for the benefit of creditors; (iv) a receiver, guardian, conservator, trustee in involuntary bankruptcy or other similar officer being appointed to take charge of all or any substantial part of the Tenant's property by a court of competent jurisdiction; or (v) a petition being filed for the reorganization of the Tenant under any provisions of the Bankruptcy Code or any federal or state law now or hereafter enacted.

         D. The Tenant filing a petition for reorganization or for rearrangement under, or otherwise availing itself of any provisions of, the Bankruptcy Code or any federal or state law now or hereafter enacted providing a plan or other means for a debtor to settle, satisfy or extend the time for the payment of debts.

         E. Excepting only those days on which Tenant is prevented from remaining open by virtue of strike, fire, unavoidable casualty or other event beyond the control of Tenant, but financial inability shall never be deemed to be an event beyond Tenant's control (and Tenant agrees promptly to advise Landlord of any such event and closing, and further agrees to reopen as soon thereafter as possible), failure of the Tenant, after the term of this lease commences, to be open for business to the public for more than two days when required by this lease to be so open in any one lease-year, or for more than an aggregate of Five (5) such days during the term hereof, or if the Tenant shall otherwise abandon or vacate the demised premises. Without limitation, the failure of the Tenant to have completed its initial alterations and equipping of the demised premises and to have opened for business on the Commencement Date or the closing of the demised premises for business after the Tenant has initially opened for business therein, if such failure or closing continues for more than three consecutive days on which the Tenant is required pursuant to applicable provisions of this lease to keep the demised premises open for business, shall be considered for the purposes hereof to be an abandonment of the demised premises by the Tenant.

         Section 19.2. Should any Event of Default occur then, notwithstanding any license of any former breach of covenant or waiver of the benefit hereof or consent in a former instance, the Landlord may in addition to any remedies available to Landlord under applicable statutes or case law, or otherwise, immediately or at any time thereafter, and, to the maximum extent permitted by law, without demand or notice (and the Tenant hereby expressly waives any notice to quit possession of the demised premises), enter into and upon the demised premises or any part thereof in the name of the whole and repossess the same as of the Landlord's former estate, and expel the Tenant and those claiming through or under it and remove its or their effects (forcibly if necessary) without being deemed guilty of any manner of trespass, and without prejudice to any remedies which might otherwise be used for arrears of rent or preceding breach of covenant and/or the Landlord may send written notice to the Tenant terminating the term of this lease; and upon the first to occur of: (i) entry as aforesaid; or (ii) the fifth (5th) day following the sending of such notice of termination, the term of this lease shall terminate.

         Section 19.3 The Tenant covenants and agrees, notwithstanding any termination of this lease as aforesaid or any entry or re-entry by the Landlord, whether by summary proceedings (and, to the maximum extent permitted by law, the Tenant hereby expressly waives any notice to quit possession of the demised premises prior to the institution of such summary proceedings), termination, or otherwise, to pay and be liable for on the days originally fixed herein for the payment thereof, amounts equal to the several installments of rent and other charges reserved as they would, under the terms of this lease, become due if this lease had not been terminated or if the Landlord had not entered or re-entered, as aforesaid, and whether the demised premises be relet or remain vacant, in whole or in part, or for a period less than the remainder of the term, and for the whole thereof; but in the event the demised premises be relet by the Landlord, the Tenant shall be entitled to a credit in the net amount of rent received by the Landlord in reletting, after deduction of all expenses incurred in reletting the demised premises (including, without limitation, remodeling costs, brokerage fees, and the like), and in collecting the rent in connection therewith. It is specifically understood and agreed that the Landlord shall be entitled to take into account in connections with any reletting of the demised premises all relevant factors which would be taken into account by a sophisticated developer in securing a replacement tenant for the demised premises, such as, but not limited to, the type of shopping center then being operated on the Shopping Center, matters of tenant mix, the type of operation proposed to be conducted by any such replacement tenant, and the financial responsibility of any such replacement tenant. The Landlord agrees to use reasonable efforts to relet the demised premises in the event of a termination notice under this Article XIX, provided that such efforts shall not require Landlord to give priority to the reletting of the demised premises over other space in the Shopping Center that may be vacant and Landlord may take into account the factors set forth above and further provided that the Landlord's obligation to use reasonable efforts as provided herein is independent of Tenant's obligations under this Article XIX and shall not be construed to entitle Tenant to set-off against any amounts payable by Tenant hereunder in the event of a breach or alleged breach by Landlord of such obligation. As an alternative, at the election of the Landlord, the Tenant will upon such termination pay to the Landlord, as damages, such a sum as at the time or such termination represents the amount of the excess, if any, of the then value of the total rent and other benefits which would have accrued to the Landlord under this lease for the remainder of the lease term if the lease terms had been fully complied with by the Tenant over and above the then cash rental value (in advance) of the premises for the balance of the term. In lieu of such alternative, at the election of the Landlord, the Tenant will upon such termination pay to the Landlord as liquidated damages and not as a penalty, the sum of one (1) full year's minimum rent and other charges. To induce the Landlord to enter into this lease, (i) the Tenant confirms and agrees that this transaction is a commercial and not a consumer transaction, (ii) the Tenant hereby waives any right to trial by jury in any action, proceeding or counterclaim brought by the Landlord against the Tenant on any matters whatsoever arising out of or in any way connected with this lease, the relationship of the Landlord and the Tenant, the Tenant's use or occupancy of the demised premises, and/or any claim of injury or damage, and (iii) the Tenant agrees not to interpose any counterclaim of whatever nature or description in any proceeding commenced by the Landlord for nonpayment of rent, minimum rent, percentage rent or any other amount due hereunder, unless the law of the Commonwealth of Massachusetts shall require such counterclaim and provided the foregoing shall not be construed as a waiver of the right of the Tenant to assert such claims in any separate action brought by the Tenant.

                                   ARTICLE XX.
                            Miscellaneous Provisions

         Section 20.1. Waiver.

         Failure on the part of the Landlord or Tenant to complain of any action or non-action on the part of the Tenant or Landlord, no matter how long the same may continue, shall never be deemed to be a waiver by the Landlord or Tenant of any of his rights hereunder. Further, it is covenanted and agreed that no waiver at any time of any of the provisions hereof by the Landlord or Tenant shall be construed as a waiver of any of the other provisions hereof, and that a waiver at any time of any of the provisions hereof shall not be construed as a waiver at any subsequent time of the same provisions. The consent or approval of the Landlord or Tenant to or of any action by the Tenant or Landlord requiring the other party's consent or approval shall not be deemed to waive or render unnecessary in any subsequent similar act. No payment by the Tenant, or acceptance by the Landlord, of a lesser amount than shall be due from the Tenant to the Landlord shall be treated otherwise than as a payment on account. The acceptance by the Landlord of a check for a lesser amount with an endorsement or statement thereon, or upon any letter accompanying such check, that such lesser amount is payment in full, shall be given no effect, and the Landlord may accept such check without prejudice to any other rights or remedies which the Landlord may have against the Tenant.

         Section 20.2. Covenant of Quiet Enjoyment.

         The Tenant, subject to the terms and provisions of this lease on payment of the rent and observing, keeping and performing all of the terms and provisions of this lease on its part to be observed, kept and performed, shall lawfully, peaceably and quietly have, hold, occupy and enjoy the demised premises during the term hereof without hindrance or ejection by any persons lawfully claiming under the Landlord; but it is understood and agreed that this covenant and any and all other covenants of the Landlord contained in this lease shall be binding upon the Landlord and the Landlord's successors only with respect to breaches occurring during the Landlord's and the Landlord's successors' respective ownership of the Landlord's interest hereunder. In addition, the Tenant specifically agrees to look solely to the Landlord's interest in the Shopping Center for recovery of any judgment from the Landlord; it being specifically agreed that neither the Landlord nor anyone claiming under the Landlord shall ever be personally liable for any such judgment. It is further understood and agreed that the Landlord shall in no event be liable for failure to perform any obligation under this lease in the event the Landlord is prevented from so performing by strike, lockout, breakdown, accident, order or regulation of or by any governmental authority, or failure of supply, or inability by the exercise of reasonable diligence to obtain supplies, parts, or employees necessary to furnish such services, or because of war or other emergency, or for any cause beyond the Landlord's reasonable control, or for any cause due to any act or neglect of the Tenant or its servants, agents, employees, licensees, or any person claiming by, through or under the Tenant, or any termination for any reason of the Landlord's occupancy of the premises from which any service or work is being supplied by the Landlord, and in no event shall the Landlord ever be liable to the Tenant for any indirect or consequential damages.

         Section 20.2A Landlord's Default

         The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Landlord: (a) Landlord's failure to do, observe, keep and perform any of the terms, covenants, conditions, agreements or provisions of this Lease required to be done, observed, kept or performed by Landlord, within thirty (30) days after written notice by Tenant to Landlord of said failure (except when the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be deemed in default if it commences performance within the thirty (30) day period and thereafter diligently pursues the cure to completion). In the event of a default by Landlord, Tenant, at its option, without further notice or demand, shall have the right to any one or more of the following remedies in addition to all other rights and remedies provided at law or in equity or elsewhere herein: (a) to pursue the remedy of specific performance; (b) to seek money damages for loss arising from Landlord's failure to discharge its obligations under the Lease; and (c) to terminate the Lease. Nothing herein contained shall relieve Landlord from its obligations hereunder, nor shall this Section be construed to obligate Tenant to perform Landlord's repair obligations.

         Section 20.3. Status Report.

         Recognizing that both parties may find it necessary to establish to third parties, such as accountants, banks, mortgagees, or the like, the then current status of performance hereunder, either party, on the written request of the other made from time to time, will promptly furnish a written statement of the status of any matter pertaining to this lease. Without limiting the generality of the foregoing, the Tenant specifically agrees, promptly upon the commencement of the term hereof, to notify the Landlord in writing of the Commencement Date, and acknowledge satisfaction of the requirements with respect to construction and other matters by the Landlord, save and except for such matters as the Tenant may wish to set forth specifically in said statement.

         Section 20.4. Notice to Mortgagee.

         After receiving written notice from any person, firm, or other entity, that it holds a mortgage (which term shall include a deed of trust) which includes as part of the mortgaged premises the demised premises, the Tenant shall, so long as such mortgage is outstanding, be required to give to such holder the same notice as is required to be given to the Landlord under the terms of this lease, but such notice may be given by the Tenant to the Landlord and such holder concurrently. It is further agreed that such holder shall have the same opportunity to cure any default, and the same time within which to effect such curing, as is available to the Landlord; and if necessary to cure such a default, such holder shall have access to the demised premises.

         Section 20.5. Assignment of Rents.

         With reference to any assignment by the Landlord of the Landlord's interest in this lease, or the rents payable hereunder, conditional in nature or otherwise, which assignment is made to the holder of the first mortgage or deed of trust on the demised premises, the Tenant agrees:

         (a) that the execution thereof by the Landlord, and the acceptance thereof by such holder, shall never be deemed an assumption by such holder of any of the obligations of the Landlord hereunder, unless such holder shall, by written notice sent to the Tenant, specifically otherwise elect; and

         (b) that, except as aforesaid, such holder shall be treated as having assumed the Landlord's obligations hereunder only upon foreclosure of such holder's mortgage or deed of trust and the taking of possession of the demised premises by such holder.

         The  Tenant  agrees  that,  in the  event  of  foreclosure  of any such mortgage or deed of trust to which this lease is subordinate (or deed or assignment in lieu of foreclosure thereof), at the election of the holder, the Tenant shall attorn to such holder (and its successors and assigns) as the Landlord's interest hereunder in which case, subject to any applicable terms and provisions of any written agreement between Tenant and such holder, this lease shall continue in effect all as if it had been a lease entered into directly between Tenant and such holder (and its successors and assigns). The Tenant agrees, upon receipt of written request so to do, to execute such instruments, if any, as may be required in order to give effect to the foregoing. Any obligation hereunder shall be subject to reasonable agreement for non-disturbance on the part of the mortgagee or successor owner.

         Section 20.6. Mechanics' Liens.

         The Tenant agrees immediately to discharge of record (either by payment or by filing of the necessary bond, or otherwise) any mechanics', materialmen's, or other lien or like filing including, without limitation, any notice of contract against the demised premises and/or the Landlord's interest therein, which liens may arise out of any payment due for, or purported to be due for, any labor, services, materials, supplies, or equipment alleged to have been furnished to or for the Tenant in, upon or about the demised premises.

         Section 20.7. No Brokerage.

         The Tenant and Landlord warrants and represents that they have dealt with no broker other than Meredith & Grew, Inc. and Coldwell Banker Commercial, NRT in connection with the consummation of this lease, and in the event of any other brokerage claims against the Landlord or Tenant predicated upon prior dealings with the Tenant or Landlord named herein, the Tenant or Landlord agrees to defend the same and indemnify the other against any such claim.

         Section 20.8. Definition of Additional Rent.

         Without limiting any other provision of this lease, it is expressly understood and agreed that the Tenant's participation in Taxes, common area maintenance expenses, utility charges, trash removal charges and all other charges which the Tenant is required to pay hereunder, together with all interest and penalties that may accrue thereon, shall be deemed to be additional (but not minimum) rent, and in the event of non-payment thereof by the Tenant, the Landlord shall have all of the rights and remedies with respect thereto as would accrue to the Landlord for non-payment of minimum rent.

         Section 20.9. Landlord's Fees and Expenses.

         Unless prohibited by applicable law and subject to the provisions of the next following sentence, the Tenant agrees to pay to the Landlord the amount of all reasonable legal fees and expenses incurred by the Landlord arising out of or resulting from any act or omission by the Tenant with respect to this lease or the demised premises, including without limitation, any breach by the Tenant of its obligations hereunder. In the event that Landlord and Tenant are involved in any litigation regarding the performance of any of their obligations under this lease, the unsuccessful party by final order, decree or judgment in such litigation by a court of competent jurisdiction shall reimburse the successful party for all reasonable legal fees and expenses incurred by such successful party in connection with obtaining such final order, decree or judgment.

         Further, if the Tenant shall request the Landlord's consent or joinder in any instrument pertaining to this lease, the Tenant agrees promptly to reimburse the Landlord for the reasonable legal fees incurred by the Landlord in processing such request, not to exceed $500.00 on any one occasion, whether or not the Landlord complies therewith; and if the Tenant shall fail promptly so to reimburse the Landlord, same shall be deemed to be a default in the Tenant's monetary obligations under this lease.

         Whenever the Tenant shall request approval by the Landlord of plans, drawing, specifications, or otherwise with respect to alterations of remodeling of the demised premises subsequent to the initial construction thereof, replacement of or changes to the initially approved and installed signs, or the like, the Tenant specifically agrees promptly to pay to the Landlord all reasonable charges involved in the review (and re-review, if necessary) and approval or disapproval thereof whether or not approval shall ultimately be given, said fee not to exceed $750.00 on any one occasion.

         Section 20.10. Invalidity of Particular Provisions.

         If any term or provision of this lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this lease shall be valid and be enforced to the fullest extent permitted by law.

         Section 20.11. Provisions Binding, Etc.

         Except as herein otherwise expressly provided, the terms hereof shall be binding upon and shall inure to the benefit of the successors and assigns, respectively, of the Landlord and the Tenant. Each term and each provision of this lease to be performed by the Tenant shall be construed to be both a covenant and a condition. The reference contained to successors and assigns of the Tenant is not intended to constitute a consent to assignment by the Tenant, but has reference only to those instances in which the Landlord may later give written consent to a particular assignment as required by the provisions of
ARTICLE X hereof.

         Section 20.12. Other Agreements.

         The Tenant hereby warrants and represents that neither this lease nor the operation of the demised premises hereunder violates the provisions of any instrument heretofore executed by the Tenant or any affiliate of the Tenant, including, without limitation, any so-called radius restriction contained in any such instrument.

         Section 20.13. Governing Law.

         This lease shall be governed exclusively by the provisions hereof and by the laws of The Commonwealth of Massachusetts as the same may from time to time exist.

         Section 20.14. Recording.

         The Tenant agrees not to record the within lease, but each party hereto agrees, on request of the other, to execute a Notice of Lease in recordable form and complying with applicable Massachusetts laws, and reasonably satisfactory to the Landlord's attorneys. In no event shall such document set forth the rental or other charges payable by the Tenant under this lease; and any such document shall expressly state that it is executed pursuant to the provisions contained in this lease, and is not intended to vary the terms and conditions of this lease.

         Section 20.15. Notices.

         Whenever by the terms of this lease notice, demand, or other communication shall or may be given either to the Landlord or to the Tenant, the same shall be in writing and shall be sent by registered or certified mail, postage prepaid, or shall be delivered by private express carrier:

         If intended for the Landlord, addressed to it at the address set forth on the first page of this lease, and copies to the Landlord c/o Robert Mann, Harnish, Jenney, Mitchell & Resh, 564 Main Street, Waltham, Massachusetts 02452 (or to such other address or addresses as may from time to time hereafter be designated by the Landlord by like notice);

         If intended for the Tenant, addressed to it at the address set forth on the first page of this lease with a copy to Martin J. Arsenault, Rudolph & Arsenault, 64 Central Street, Georgetown, MA 01833 (or to such other address or addresses as may from time to time hereafter be designated by the Tenant by like notice)

All such notices shall be effective when deposited in the United States mail or delivered to a private express carrier within the Continental United States, provided that the same are received in the ordinary course at the address to which the same were sent.

         Any such notice, demand, or communication from an attorney acting or purporting to act on behalf of a party shall be deemed to be notice from such party provided that such attorney is authorized to act on behalf of such party.

         Section 20.16. When Lease Becomes Binding.

         Employees or agents of the Landlord have no authority to make or agree to make a lease or any other agreement or undertaking in connection herewith. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the premises, and this document shall become effective and binding only upon the execution and delivery hereof by both the Landlord and the Tenant.

         All negotiations, considerations, representations, and understandings between the Landlord and the Tenant are incorporated herein and may be modified or altered only by agreement in writing between the Landlord and the Tenant, and no act or omission of any employee or agent of the Landlord shall alter, change, or modify any of the provisions hereof. The Tenant specifically confirms and acknowledges that: (i) before entering into this lease, the Tenant has made its own observations, studies, determinations and projections with respect to the Tenant's business in the demised premises and all other factors relevant to the Tenant's decision to enter into this lease, including, without limitation, competition, market size, sales volume, profitability and general, so-called "demographics", both present and prospective; and (ii) neither the Tenant nor any representative of the Tenant has relied upon any representation by (or any "conversation" with) the Landlord or any representative of the Landlord with respect to any of said factors.

         Section 20.17. Paragraph Headings.

         The paragraph headings throughout this instrument are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify, or aid in the interpretation, construction, or meaning of the provisions of this lease.

         Section 20.18. Lease Superior or Subordinate to Mortgage and Sale Leaseback.

         It is agreed that the rights and interest of the Tenant under this lease shall be subject and subordinate to any mortgages or deeds of trust that may hereafter be placed upon the Landlord's Tract or any portion thereof containing the demised premises, and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, modifications, replacements and extensions thereof, if the mortgagee or trustee named in said mortgages or deeds of trust shall elect by written notice delivered to the Tenant to subject and subordinate the rights and interest of the Tenant under this lease to the lien of its mortgage or deed of trust; it is further agreed that any mortgagee or trustee may elect to give the rights and interest of the Tenant under this lease priority over the lien of its mortgage or deed of trust. In the event of either such election, and upon notification by such mortgagee or trustee to the Tenant to that effect, the rights and interest of the Tenant under this lease shall be deemed to be subordinate to, or to have priority over, as the case may be, the lien of said mortgage or deed of trust, whether this lease is dated prior to or subsequent to the date of said mortgage or deed of trust. The Tenant shall execute and deliver whatever instruments may be required for such purposes forthwith upon demand, and in the event the Tenant fails so to do within ten (10) days after demand in writing, without limiting the Landlord's other rights on account of such failure, the Tenant does hereby make, constitute and irrevocably appoint the Landlord as its attorney in fact and in its name, please and stead so to do.

         Tenant agrees that it will attorn to and recognize any purchaser at a foreclosure sale under any mortgage or deed of trust upon the Landlord's Tract or any portion thereof containing the demised premises and shall recognize any such purchaser, any transferee that acquires the demised premises by deed in lieu of foreclosure and the successors and assigns of such purchasers/transferees as its Landlord for the unexpired balance of the term of this lease upon the same terms and conditions set forth in this lease.

         Notwithstanding the foregoing, the Tenant's agreement to attorn to and recognize any such purchaser or transferee and their successors and assigns shall be conditioned upon any such purchaser or transferee and their successors and assigns recognizing the rights of the Tenant under this lease and further agreeing that the Tenant will not be disturbed in its possession of the demised premises for any reason other than one that would entitle the Landlord so to disturb Tenant's possession. Such agreement shall also be upon such terms and conditions as such purchaser or transferee may require.

         Landlord agrees to use reasonable efforts to have the holder of any such mortgage or deed of trust which may become prior to this lease, and any such Primary Lessor, as the case may be, enter into its usual nondisturbance agreement with Tenant, or in lieu thereof provide Tenant with an agreement by the terms of which such holder or Primary Lessor agrees to recognize the rights of Tenant under this lease in the event of foreclosure of such mortgage or deed of trust or termination of such Primary Lease, respectively, so long as Tenant is not in default hereunder; provided that the Tenant has paid any reasonable legal fees and other charges which may be required by such holder or such Primary Lessor, as the case may be, in order so to obtain such agreement (and the Landlord shall not be required to pay any such charges).

         Section 20.19. Holding-Over.

         Any holding-over by the Tenant after the expiration of the term of this lease shall be treated as a tenancy at sufferance at two times the rent and other charges specified herein (and if varying rates are specified herein, at two times the highest such rate), prorated on a daily basis, and shall otherwise be on the terms and conditions set forth in this lease, so far as applicable.

         Section 20.20. Interest.


         All payments becoming due under this lease and not paid when due shall bear interest from the applicable due date until received by the Landlord at the lesser of: (i) three percent (3%) per annum above the prime rate published from time to time in The Wall Street Journal or its successor; or (ii) the highest lawful rate of interest permitted at the time in The Commonwealth of Massachusetts.

         Section 20.21. Certificate.

         In the event the Tenant and/or the Guarantor of the Tenant's obligations hereunder is a corporation, the Tenant and/or the Guarantor shall deliver to the Landlord, upon the execution of this lease, a Clerk's Certificate or Secretary's Certificate in form reasonably satisfactory to the Landlord, confirming that the execution of this lease and/or the Guarantee, as applicable, have been duly authorized.

         Section 20.22. Option.

         Provided the Tenant is not in default of the terms and covenants of this Lease, Tenant shall have two (2) five year options to extend the term of this Lease, exercisable by written notice to Landlord no later than 12 months before the expiration of the original 10 year term or the first option term as the case may be. All of the terms, conditions and covenants of this Lease shall apply to each option term, except that the rent shall be computed as set forth in Section 20.26. The total term, including all possible option terms is 20 years.

       Section 20.23.  Landlord's Right of Termination

       In the event Landlord, in spite of its reasonable efforts, is unable to obtain the permits necessary to construct the shopping center, Landlord shall have the right, in its unfettered discretion, to terminate this lease by giving the Tenant 30 days prior written notice, whereupon, this Lease shall terminate without any liability to either party and this Lease shall be of no further force or effect.

         Section 20.24 Tenant's Right of Termination

         In the event that the Tenant despite its best efforts cannot obtain approval from the applicable regulatory agencies or permits from the local authority to operate a branch bank office on the premises, the Tenant shall have the right, in its unfettered discretion, to terminate this lease by giving the Tenant 30 days prior written notice, whereupon, this Lease shall terminate without any liability to either party and this Lease shall be of no further force or effect. Tenant's right to terminate this Lease shall expire and be of no further force or effect as of June 1, 2005. Tenant agrees that it shall, within 10 days of the execution of this Lease, submit all reasonably necessary applications and supporting documentation to the applicable regulatory authority for approval of a branch bank at the demised premises.

         Section 20.25 Force Majeure

         In any case where either party is required to do any act, the time for performance thereof shall be extended by a period equal to any delay caused by or resulting from an act of god, war, civil commotion, fire or other casualty, labor difficulties, or other causes beyond such party's reasonable control, whether such times be designated by a fixed time or a "reasonable time". However, financial inability shall never excuse or permit a delay in performance. This clause shall not be applicable to any payment of rent or other charges due from the Tenant to the Landlord.

         Section 20.26 Option Rent

         Minimum rent for the first and second option terms, shall be an amount equal to the fair market minimum rent (excluding the Common Area Maintenance and Charge for Real Estate Taxes, which shall continue to be paid in addition to the fair market minimum rent), for said five year option period, but in no event less than the minimum rent payable (without abatement) for the last year of the preceding term. If the parties are unable to agree upon such fair market rent prior to four (4) months before the commencement of such option term, the matter shall be referred to appraisal as set forth herein. Wherever the issue of fair market rent shall be referred to appraisal, such appraisal shall be by three disinterested appraisers, one to be appointed by the Landlord, one to be appointed by the Tenant and the third to be appointed by the two appraisers so named. The appraisers shall meet and discuss their views and vote on a fair market rent. The decision of a majority vote of such appraisers as to the fair market rent shall be rendered as promptly as possible and shall be conclusive and binding upon the parties. The parties shall share equally the cost of such appraisal procedure. Each individual appraiser shall have at least ten years of experience in appraising fair market rents of comparable properties and shall hold one or more of the following designations: MAI of the American Institute of Real Estate Appraisers, SREA from the Society or Real Estate Appraisers or ASA from the American Society of Appraisers.

         Section 20.27 No Landlord's Lien

         Nothing contained herein shall be construed to create a lien against any assets of the Tenant.


         WITNESS the execution hereof under seal in any number of counterpart copies, each of which shall be deemed an original for all purposes as of the day and year first above written.



Witness:                                    EAGLEWOOD PROPERTIES, LLC


/s/ Robert Mann                             By: /s/ Ross Hamelin
---------------------------                    ---------------------------------
                                               Its
                                               Hereunto duly authorized
                                               [LANDLORD]


                                            Georgetown Savings Bank
Attest:


/s/ Robert Rudolph                          By: /s/ Robert E. Balletto
---------------------------                    ---------------------------------
Secretary                                      Robert E. Balletto, Its President
                                               Hereunto duly authorized
                                               [TENANT]

                          COMMONWEALTH OF MASSACHUSETTS

                               ) ss.
COUNTY OF Middlesex            )

                                                     March 4, 2005
                                                 --------------------

         On this day, before me, personally appeared Ross Hamelin who being by me duly sworn, did say that he is Manager of Eaglewood Properties, LLC, A Massachusetts limited liability Campany; that said instrument was signed and sealed on behalf of said company by authority of its Board of Directors; and said Ross Hamlin acknowledged said instrument to be the free act and deed of said corporation and said partnership.


                                           /s Sara L. Lesser
                                           -------------------------------------
                                           Notary Public
                                           My Commission Expires: Sept. 12, 2008




                         COMMONWEALTH OF MASSACHUSETTS )
                               ) ss.
COUNTY OF ESSEX                )
                                                  February 24, 2005
                                                 --------------------

         On this day, before me, personally appeared Robert E. Balletto who being by me duly sworn, did say that he is President of Georgetown Savings Bank; that said instrument was signed and sealed on behalf of said bank by authority of its Board of Directors; and said Robert E. Balletto acknowledged said instrument to be the free act and deed of said bank.


                                           /s/ Martin J. Arsenault
                                           -------------------------------------
                                           Notary Public  Martin J. Arsenault
                                           My Commission Expires: June 16, 2005

3

                                   ADDENDUM A
                                   ----------


         This Addendum to Lease dated as of the 24th of February, 2005, by and between Eaglewood Properties, LLC, a Massachusetts Limited Liability Company having a mailing address of P. O. Box 337, Topsfield, Massachusetts 01983 (hereinafter referred to as the "Landlord") and Georgetown Savings Bank, a federally charted savings bank with a principal place of business at 2 East Main Street, Georgetown, Massachusetts 01833 (hereinafter referred to as the "Tenant");

         WHEREAS, Landlord and Tenant have entered into a Lease of even date for the rental of premises located at the Eaglewood Shops in North Andover, Massachusetts ("Lease");

         WHEREAS, Tenant desires to lease additional space within the shopping center for the purpose of operating an ATM machine and night depository;

         WHEREAS, the parties intend to incorporate the terms of the Lease into this Addendum except as otherwise provided herein;

         NOW, THEREFORE, the parties agree as follows:

         1. The demised premises under the Lease shall include the ATM Space shown on the attached Exhibit "A" and consisting of approximately 200 square feet ("ATM Space").

         2. The term of the Lease for the ATM Space shall be the same term as the Lease, and in the event of any early termination or extension of the Lease, Tenant's rights and obligations to occupy the ATM Space shall similarly be extended or terminated as the case may be.

         3. Tenant shall pay Landlord rent for the ATM Space as follows:

THE YEAR                      THE ANNUAL RENT                   THE MONTHLY RENT
--------                      ---------------                   ----------------

1 - 3                            $ 9,000.00                         $750.00

4 - 6                            $ 9,900.00                         $825.00

7 -10                            $10,800.00                         $900.00

Option Rent Years 11 - 15        at Fair Market Value Rent

Option Rent Years 16 - 20        at Fair Market Value Rent

         4. Minimum rent for the First and Second option term for the ATM Space shall be an amount equal to the Fair Market minimum rent for said five-year option period, but in no event less than the minimum rent payable without abatement for the last year of the preceding period. If the parties are unable to agree to such Fair Market Value Rent prior to four (4) months before the commencement of such option term, the matter shall be referred to appraisal as set forth herein. Whenever the issue of Fair Market Value Rent shall be referred to appraisal, such appraisal shall be by three (3) disinterested appraisers, one to be appointed by the Landlord, one to be appointed by the Tenant and a third to be appointed by the two (2) appraisers so named. The appraisers shall meet and discuss their views and vote on a Fair Market Value Rent. The decision of a majority vote of such appraisers as to the Fair Market Value Rent shall be rendered as promptly as possible and shall be conclusive and binding upon the parties. The parties shall share equally the cost of such appraisal procedure. Each individual appraiser shall have at least ten (10) years of experience in assessing Fair Market Value Rent of comparable properties and shall hold one or more of the following designations: MIA of the American Real Estate Appraisers, SREA from the Society of Real Estate Appraisers or ASA from the American Society of Appraisers.

         5. The ATM Space shall be used for the operation of an automatic teller machine and/or night depository and for no other purposes.

         6. Except as otherwise expressly provided herein, Tenant's rights and obligations with regard to the use and occupancy of the ATM Space shall be controlled by the terms of the Lease, including, but not limited to, the rights and obligations as set forth in Articles II through XX of the Lease. Notwithstanding the foregoing, Tenant is relieved of its obligation to pay Real Estate Tax charges as set forth in Article VII of the Lease and Common Area Maintenance charges under Article VIII of the Lease, it being the intention of the parties that this is a gross lease.

         7. Landlord shall construct the ATM Space in accordance with the specifications and obligations as set forth in Exhibit "B" to the Lease, except as noted below:

         (a) Landlord shall have no duty to furnish the ATM Space with water, sewer or gas;

         (b) Landlord will install a one ton HVAC unit without distribution, stubbed to the ATM Space;

         (c) Landlord shall have no duty to install a service door;

         (d) Landlord will install a store front with a single-entry door in accordance with its typical storefront design; and

         (e) Tenant shall be responsible for the installation of all signs.

         8. Tenant shall be responsible for the completion of the remainder of the ATM Space in accordance with the obligations imposed by Exhibit "B" of the Lease.

         IN WITNESS WHEREOF, the parties have executed this Addendum to the Lease as to the day and year first written above.

EAGLEWOOD PROPERITES, LLC
GEORGETOWN SAVINGS BANK



By: /s Ross Hamlin                          By: /s/ Robert E. Balletto
   --------------------------------            ---------------------------------
   Ross Hamlin, its Manager                    Robert E. Balletto, its President